UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-1236

DWS Balanced Fund

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

OCTOBER 31, 2006

Annual Report
to Shareholders

DWS Balanced Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Other Information

Click Here Investment Management Agreement Approval

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The fund also invests in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the fund, can decline and the investor can lose principal value. Please read the prospectus for details regarding the fund's risk.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2006

Classes A, B, C, R and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R and Institutional Class shares are not subject to sales charges.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for all periods shown for Class A, B and Institutional Class shares and for the 1-year, 3-year and 10-year periods shown for Class C and Class R shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class R shares prior to its inception on October 1, 2003 are derived from the historical performance of Class A shares of DWS Balanced Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

On November 20, 2006, Class R shares converted into Class A shares.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/06
DWS Balanced Fund	1-Year	3-Year	5-Year	10-Year
Class A	10.40%	6.96%	4.11%	5.73%
Class B	10.18%	6.36%	3.39%	4.85%
Class C	9.52%	6.06%	3.23%	4.81%
Class R*	10.11%	6.62%	3.79%	5.43%
S&P 500® Index+	16.34%	11.44%	7.26%	8.64%
Lehman Brothers Aggregate Bond Index++	5.19%	3.93%	4.51%	6.26%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* On November 20, 2006, Class R shares were converted into Class A shares (see Note J, Subsequent Event, of the Notes to Financial Statements).

Average Annual Total Returns as of 10/31/06
DWS Balanced Fund	1-Year	3-Year	5-Year	10-Year
Institutional Class	10.76%	7.34%	4.45%	6.13%
S&P 500 Index+	16.34%	11.44%	7.26%	8.64%
Lehman Brothers Aggregate Bond Index++	5.19%	3.93%	4.51%	6.26%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R*	Institutional Class
Net Asset Value: 10/31/06	$ 9.70	$ 9.75	$ 9.68	$ 9.71	$ 9.72
10/31/05	$ 8.99	$ 9.01	$ 8.97	$ 8.99	$ 9.01
Distribution Information: Twelve Months: Income Dividends as of 10/31/06	$ .21	$ .17	$ .14	$ .18	$ .24

* On November 20, 2006, Class R shares were converted into Class A shares (see Note J, Subsequent Event, of the Notes to Financial Statements).

Class A Lipper Rankings — Mixed-Asset Target Allocation Moderate Funds Category as of 10/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	261	of	414	63
3-Year	243	of	291	84
5-Year	205	of	221	93
10-Year	63	of	96	65

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Balanced Fund — Class A [] S&P 500 Index+ [] Lehman Brothers Aggregate Bond Index++

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/06
DWS Balanced Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,406	$11,533	$11,525	$16,454
	Average annual total return	4.06%	4.87%	2.88%	5.11%
Class B	Growth of $10,000	$10,718	$11,832	$11,713	$16,062
	Average annual total return	7.18%	5.77%	3.21%	4.85%
Class C	Growth of $10,000	$10,952	$11,929	$11,720	$16,001
	Average annual total return	9.52%	6.06%	3.23%	4.81%
Class R*	Growth of $10,000	$11,011	$12,120	$12,047	$16,968
	Average annual total return	10.11%	6.62%	3.79%	5.43%
S&P 500 Index+	Growth of $10,000	$11,634	$13,840	$14,193	$22,903
	Average annual total return	16.34%	11.44%	7.26%	8.64%
Lehman Brothers Aggregate Bond Index++	Growth of $10,000	$10,519	$11,227	$12,470	$18,348
	Average annual total return	5.19%	3.93%	4.51%	6.26%

The growth of $10,000 is cumulative.

* On November 20, 2006, Class R shares were converted into Class A shares (see Note J, Subsequent Event, of the Notes to Financial Statements).

Comparative Results as of 10/31/06
DWS Balanced Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,107,600	$1,236,600	$1,243,500	$1,813,500
	Average annual total return	10.76%	7.34%	4.45%	6.13%
S&P 500 Index+	Growth of $1,000,000	$1,163,400	$1,384,000	$1,419,300	$2,290,300
	Average annual total return	16.34%	11.44%	7.26%	8.64%
Lehman Brothers Aggregate Bond Index++	Growth of $1,000,000	$1,051,900	$1,122,700	$1,247,000	$1,834,800
	Average annual total return	5.19%	3.93%	4.51%	6.26%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, corporate bond issues and mortgage securities.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for all periods shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns may differ by share class.

Average Annual Total Returns as of 10/31/06
DWS Balanced Fund	1-Year	Life of Class*
Class S	10.76%	7.71%
S&P 500 Index+	16.34%	12.29%
Lehman Brothers Aggregate Bond Index++	5.19%	4.22%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Class commenced operations on March 14, 2005. Index returns began on March 31, 2005.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 10/31/06	$ 9.71
10/31/05	$ 8.99
Distribution Information: Twelve Months: Income Dividends as of 10/31/06	$ .23
Class S Lipper Rankings — Mixed-Asset Target Allocation Moderate Funds Category as of 10/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	233	of	414	57

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Balanced Fund — Class S [] S&P 500 Index+ [] Lehman Brothers Aggregate Bond Index++

Comparative Results as of 10/31/06
DWS Balanced Fund		1-Year	Life of Class*
Class S	Growth of $10,000	$11,076	$11,295
	Average annual total return	10.76%	7.71%
S&P 500 Index+	Growth of $10,000	$11,634	$12,015
	Average annual total return	16.34%	12.29%
Lehman Brothers Aggregate Bond Index++	Growth of $10,000	$10,519	$10,677
	Average annual total return	5.19%	4.22%

The growth of $10,000 is cumulative.

* The Class commenced operations on March 14, 2005. Index returns began on March 31, 2005.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, corporate bond issues and mortgage securities.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, S and Institutional Class shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2006 to October 31, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2006
Actual Fund Return	Class A	Class B	Class C	Class R**	Class S	Institutional Class
Beginning Account Value 5/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/06	$ 1,035.40	$ 1,035.30	$ 1,032.20	$ 1,035.60	$ 1,037.60	$ 1,038.20
Expenses Paid per $1,000*	$ 4.72	$ 5.80	$ 8.81	$ 6.00	$ 3.80	$ 3.08
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R**	Class S	Institutional Class
Beginning Account Value 5/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/06	$ 1,020.57	$ 1,019.51	$ 1,016.53	$ 1,019.31	$ 1,021.48	$ 1,022.18
Expenses Paid per $1,000*	$ 4.69	$ 5.75	$ 8.74	$ 5.96	$ 3.77	$ 3.06

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R**	Class S	Institutional Class
DWS Balanced Fund	.92%	1.13%	1.72%	1.17%	.74%	.60%

** On November 20, 2006, Class R shares were converted into Class A shares (see Note J, Subsequent Event, of the Notes to Financial Statements).

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Balanced Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Balanced Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

The fund is managed by a team of investment professionals who share responsibility for the fund's investment management decisions. The following people handle the day-to-day management of the fund.

William Chepolis, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.

Portfolio Manager for Retail Mortgage Backed Securities: New York.

Joined the fund in 2005.

BIS, University of Minnesota.

Matthew F. MacDonald

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management and the fund in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.

Portfolio Manager for Retail Mortgage Backed Securities: New York.

BA, Harvard University; MBA, University of Chicago Graduate School of Business.

Inna Okounkova

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Global Asset Allocation Portfolio Manager: New York.

Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate Portfolio Manager in 2001.

Joined the fund in 2005.

BS, MS, Moscow State University; MBA, University of Chicago.

Thomas F. Sassi

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1996 and the fund in 2004.

Over 33 years of investment industry experience.

BBA, MBA, Hofstra University.

Gary Sullivan, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1996 and the fund in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business

Julie M. Van Cleave, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management and the fund in 2002.

Head of Large Cap Growth Portfolio Selection Team.

Previous experience includes 18 years of investment industry experience at Mason Street Advisors, as Managing Director and team leader for the large cap investment team.

BBA, MBA, University of Wisconsin — Madison.

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.

Global Head of Quantitative Strategies Portfolio Management: New York.

Joined the fund in 2003.

BS, The Wharton School, University of Pennsylvania.

In the following interview, Portfolio Managers Gary Sullivan, William Chepolis, Matthew MacDonald, Inna Okounkova, Thomas Sassi, Julie Van Cleave and Robert Wang discuss the economy, stock and bond markets, portfolio management strategy and the resulting performance of DWS Balanced Fund for the 12 months ended October 31, 2006.

Q: How would you describe the economic and investment environment over the last 12 months?

A: A period of weak growth in the fourth quarter of 2005, resulting mainly from weather-related disruptions, was followed by a strong rebound in the first quarter of 2006. Since then, the US economy has been growing somewhat below trend, largely because of a significant drop in housing activity. Nonetheless, consumer spending and business investment remain firm. The labor market is taut, suggesting that a deceleration in productivity growth is a factor in a reduced rate of economic expansion.

Some moderation in the overall pace of economic activity was to be expected, as three years of above-trend growth had taken up the slack in labor and product markets, pushing core inflation slightly above the US Federal Reserve Board's (the Fed's) desired range. The main question now is whether the current slowdown will help contain inflation without moving into a period of growth well below trend. We expect only a modest weakening, as we believe positive aspects of the economy, such as easing energy prices and benign financial conditions, will offset the negative effects of a weakening housing market. Economic activity outside the US remains firm and should be largely insulated from a housing-driven slowdown in the US.

Both stocks and bonds had positive returns for the 12 months ended October 31, 2006. The return of the Standard & Poor's 500® (S&P 500) Index was 16.34%, significantly higher than the 5.19% return of the Lehman Brothers Aggregate Bond Index.1 High-yield bonds outperformed investment-grade bonds: The Credit Suisse High-Yield Index returned 10.29% for the period.2 After a strong run by small-cap stocks over the past four years, momentum shifted to large-cap stocks at mid-year; this change is typical of the late stages of an economic expansion. Value stocks outperformed growth stocks for the 12 months ended October 31, 2006, but growth stocks have begun to perform better in the last few months.3

Q: How is DWS Balanced Fund managed?

A: The fund normally invests approximately 60% of net assets in stocks and 40% of net assets in bonds. Within equities, we allocate the portfolio among large-cap growth stocks, large-cap value stocks and small-cap stocks. Most stocks are from US issuers, although up to 25% of assets may be invested in foreign securities. In the bond portion of the portfolio, we invest mainly in core investment-grade US bonds, with smaller allocations to high-yield bonds.

1 The Standard & Poor's (S&P) 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Lehman Brothers Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, corporate bond issues and mortgage securities.

2 The Credit Suisse High-Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market.

Index returns assume reinvestment of all distributions and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

3 Small-cap stocks are represented by the Russell 2000® Index; large-cap stocks are represented by the Russell 1000® Index. Value stocks are represented by the Russell 1000® Value Index; growth stocks are represented by the Russell 1000® Growth Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000® Index; the average market capitalization of these stocks is approximately $13.9 billion. Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index; the average market capitalization of these stocks is approximately $762.8 million. Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The strategic asset allocation mix is essentially the base mix of assets in each class. The strategic asset allocation mix is the following:

Large-Cap Growth	Large-Cap Value	Small Cap	Core Fixed Income	High-Yield Bonds
25%	25%	10%	30%	10%

Each month, the allocation to each asset class is adjusted to achieve the tactical weights considered most appropriate for current market conditions. Tactical weights are determined by the asset allocation committee, which consists of the portfolio management team plus Joshua Feinman, chief economist, and Robert J. Froehlich, chief investment strategist. The committee determines allocations among the asset classes on several dimensions, as follows:

Stocks (equities) versus bonds (fixed income)

Large-cap equities versus small-cap equities

Large-cap value equities versus large-cap growth equities

Investment-grade (core) bonds versus high-yield bonds

The judgments made by the committee are supported by a quantitatively based risk-management model overseen by the Quantitative Strategies group at Deutsche Asset Management. The model seeks to manage asset-allocation risk, keeping it at a modest level across the portfolio.

Over the last year, the equity/fixed-income mix has been maintained close to a neutral position of 60% stocks and 40% bonds, but with a modest overweight in equities.4 Within the equity portion of the portfolio, for most of the period we emphasized mostly large-cap growth stocks, with more modest overweights in large-cap value and corresponding underweights in small cap.

4 "Overweight" means the fund holds a higher weighting in a given sector than its benchmark. "Underweight" means the fund holds a lower weighting in a given sector or security than the benchmark.

Q: How did the fund perform over the last 12 months?

A: In evaluating performance, we look at the fund's returns relative to indices that represent the various asset classes. For the 12 months ended October 31, 2006, DWS Balanced Fund's return (Class A shares) was 10.40%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for complete performance information.) The return of the equity benchmark, the S&P 500 Index, over this period was 16.34%. The fixed- income benchmark, the Lehman Brothers Aggregate Bond Index, had a return of 5.19%.

In order to create a benchmark that is representative of the fund's standard asset mix, we calculate a blended benchmark return that is 60% return of the S&P 500 and 40% return of the Lehman Brothers Aggregate Bond Index. For the 12 months ended October 31, 2006, the fund underperformed this blended benchmark, which had a return of 11.80%.

We also compare returns to those of a peer group of funds that allocate assets among several asset classes, the Lipper Mixed-Asset Target Allocation Moderate Funds category.5 For the 12 months ended October 31, 2006, the fund underperformed the 11.45% average return of its peer group.

5 The Lipper Mixed-Asset Target Allocation Moderate Funds category is a group of mutual funds that, by portfolio practice, maintain a mix of 0% to 60% equity securities, with the remainder invested in bonds, cash and cash equivalents. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

Q: What were the main determinants of the fund's performance?

A: Strategic asset allocation made a positive contribution to performance. In particular, the inclusion of small-cap stocks in the allocation added value, since small-cap stocks outperformed large-cap stocks over the last 12 months. Also, the allocation to high-yield bonds added value since high-yield bonds outperformed investment-grade bonds.

Tactical asset allocation was marginally negative for performance. We underweighted bonds and overweighted stocks; that was positive for performance because stocks outperformed bonds. Within equities, we underweighted small-cap stocks and overweighted large-cap stocks relative to the strategic allocation; that decision detracted from performance. Also, we emphasized large-cap growth stocks more than large-cap value stocks most of the time, which also marginally detracted from performance. Overall, these negative and positive contributions in terms of tactical allocations almost canceled out each other over the last 12 months.

The net contribution of the underlying sleeves, the term we use for each of the asset classes, was negative. The bond sleeves outperformed their respective benchmarks, while all three equity sleeves underperformed their respective benchmarks.

Performance relative to the Lipper peer group was affected mainly by the difference in allocation to international equities. Our fund is a domestic balanced fund. Many funds in the peer group have substantial allocations to international equities, which significantly outperformed domestic equities over the last year (as measured by the MSCI EAFE Index6).

6 The MSCI EAFE Index (Morgan Stanley Capital International Europe-Australasia-Far East Index) is used to measure performance of international equities. This index is composed of approximately 1,100 companies in 20 countries in Europe and the Pacific Basin. The objective of the index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The index is calculated in US dollars and is constructed to represent about 60% of market capitalization in each country. Index returns assume reinvestment if dividends and, unlike fund returns, do no include fees or expenses. It is not possible to invest directly into an index.

Q: What were the main drivers of equity performance?

A: Although all three equity sleeves had positive returns, their performance was modestly negative for relative overall fund performance because the individual sleeves underperformed the benchmarks used to evaluate each of the sleeves.

The large-cap growth sleeve underperformed its benchmark, the Russell 1000 Growth Index. A major detractor was the portfolio's positioning in the technology sector, where there was weakness in semiconductor holdings such as Maxim Integrated Products, Inc. and EMC Corp. and in Internet-related holdings such as Yahoo!, Inc. and eBay, Inc. Positioning in the consumer discretionary sector was positive, particularly holdings in Harley-Davidson, Inc., McGraw-Hill Companies, Inc., Kohl's Corp. and Starbucks Corp. Also positive was stock selection in the financial sector, where the emphasis was on capital markets firms such as The Goldman Sachs Group, Inc. and Merrill Lynch & Co., Inc., both of which performed well.

The large-cap value portion of the portfolio lagged the Russell 1000 Value Index. An overweight in information technology and stock selection within semiconductors hurt results. Also negative was stock selection in machinery, particularly a position in Ingersoll-Rand Co., Ltd. The largest contributor to performance was stock selection in the consumer discretionary sector, where retailers Target Corp. and TJX Companies, Inc. were especially strong.

In small cap, the fund's underperformance relative to its benchmark, the Russell 2000 Index, resulted mainly from stock selection. The model used in managing this portion of the portfolio tends to select stocks with solid fundamental characteristics and attractive valuations; however, over the last year, stocks of companies with poor credit quality and weak earnings performed better than higher quality issues.

Q: What factors were important for performance in the bond portion of the portfolio?

A: The core fixed-income portion of the portfolio outperformed its benchmark, the Lehman Brothers Aggregate Bond index, and the high-yield sleeve outperformed the Credit Suisse High Yield index. In the core fixed-income sleeve, performance was driven by an overweight in corporate and other bonds that carry some degree of risk versus US Treasury securities. The overweight added to performance through a combination of incremental yield and price appreciation as the difference in yield on risk-free and riskier bonds narrowed.

In the high-yield portion of the portfolio, changes made in the fund to move toward a more defensive positioning detracted from performance. These changes included moves to higher credit quality and shorter duration. While they were negative for performance over the last 12 months, they were implemented with a longer-term view in mind, and we believe they will result in strong risk-adjusted returns over the long term, especially if defaults increase as the economy slows. Selection of individual bond holdings made a positive contribution to performance.

Q: Do you have other comments for shareholders?

A: DWS Balanced Fund gives shareholders an opportunity to invest in large-cap and small-cap stocks, as well as the several categories of bonds. This mix of securities offers an attractive risk/return profile for many investors.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	10/31/06	10/31/05

Common Stocks	59%	58%
Corporate Bonds	13%	12%
Commercial and Non-Agency Mortgage-Backed Securities	11%	7%
Cash Equivalents	5%	5%
US Treasury Obligations	5%	3%
US Government Agency Sponsored Pass-Throughs	2%	2%
Foreign Bonds — US$ Denominated	2%	4%
Collateralized Mortgage Obligations	1%	5%
Asset Backed	1%	2%
Preferred Stocks	1%	—
Municipal Bond and Notes	—	2%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	10/31/06	10/31/05

Financials	21%	19%
Information Technology	14%	17%
Consumer Discretionary	13%	12%
Energy	12%	13%
Health Care	12%	11%
Industrials	10%	11%
Consumer Staples	8%	6%
Telecommunication Services	4%	3%
Materials	3%	4%
Utilities	3%	3%
Sovereigns	—	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2006 (9.9% of Net Assets)
1. Bank of America Corp. Provider of commercial banking systems	1.3%
2. Johnson & Johnson Provider of health care products	1.3%
3. General Electric Co. Industrial conglomerate	1.0%
4. Microsoft Corp. Developer of computer software	0.9%
5. Citigroup, Inc. Provider of diversified financial services	0.9%
6. Target Corp. Operator of general merchandise and discount stores	0.9%
7. United Technologies Corp. Manufacturer of aerospace equipment, climate control systems and elevators	0.9%
8. ConocoPhillips Producer of petroleum and other natural gases	0.9%
9. Baxter International, Inc. Manufacturer and distributor of hospital and laboratory products and services	0.9%
10. Intel Corp. Designer, manufacturer and seller of computer components and related products	0.9%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 23. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2006

	Shares	Value ($)

Common Stocks 59.2%
Consumer Discretionary 6.8%
Auto Components 0.1%
American Axle & Manufacturing Holdings, Inc.	20,300	380,625
ArvinMeritor, Inc.	53,800	808,076
Sauer-Danfoss, Inc.	14,900	395,148
Tenneco, Inc.*	36,600	830,820
		2,414,669
Automobiles 0.4%
Harley-Davidson, Inc.	85,740	5,884,336
Winnebago Industries, Inc.	28,500	948,765
		6,833,101
Distributors 0.0%
Building Materials Holding Corp.	34,000	886,040
Diversified Consumer Services 0.1%
Coinstar, Inc.*	7,700	233,926
Jackson Hewitt Tax Service, Inc.	28,300	979,180
Strayer Education, Inc.	3,400	384,608
		1,597,714
Hotels Restaurants & Leisure 0.5%
Buffalo Wild Wings, Inc.*	15,200	785,840
Century Casinos, Inc.*	2,200	22,726
Jack in the Box, Inc.*	7,000	392,770
Luby's, Inc.*	65,800	658,658
O'Charley's, Inc.*	22,100	439,569
Papa John's International, Inc.*	11,900	436,730
Ruth's Chris Steak House, Inc.*	48,700	958,903
Starbucks Corp.*	149,010	5,625,127
Vail Resorts, Inc.*	4,500	173,925
		9,494,248
Household Durables 0.3%
Fortune Brands, Inc.	62,110	4,779,365
Internet & Catalog Retail 0.0%
Stamps.com, Inc.*	11,300	181,365
Leisure Equipment & Products 0.0%
Arctic Cat, Inc.	3,200	57,312
MarineMax, Inc.*	11,700	333,567
Oakley, Inc.	14,600	271,268
		662,147
Media 1.0%
Carmike Cinemas, Inc.	16,800	335,160
Catalina Marketing Corp.	1,700	43,095
McGraw-Hill Companies, Inc.	131,390	8,431,296
Mediacom Communications Corp. "A"*	76,700	640,445
Omnicom Group, Inc.	72,240	7,328,748
Scholastic Corp.*	39,200	1,231,664
		18,010,408
Multiline Retail 1.4%
Big Lots, Inc.*	35,300	744,124
Federated Department Stores, Inc.	109,100	4,790,581
Kohl's Corp.*	51,590	3,642,254
Target Corp.	292,200	17,292,396
The Bon-Ton Stores, Inc.	17,100	609,786
		27,079,141
Specialty Retail 2.5%
Best Buy Co., Inc.	154,830	8,554,358
Cache, Inc.*	34,900	748,605
Christopher & Banks Corp.	24,600	663,954
Dress Barn, Inc.*	32,400	703,728
DSW, Inc. "A"*	30,800	1,065,680
Group 1 Automotive, Inc.	21,300	1,220,703
Guess?, Inc.*	16,500	939,675
Gymboree Corp.*	20,200	938,492
Lowe's Companies, Inc.	299,550	9,028,437
New York & Co., Inc.*	62,800	816,400
Payless ShoeSource, Inc.*	38,600	1,032,550
Staples, Inc.	498,780	12,863,536
TJX Companies, Inc.	286,900	8,305,755
		46,881,873
Textiles, Apparel & Luxury Goods 0.5%
Brown Shoe Co., Inc.	9,950	387,652
Deckers Outdoor Corp.*	8,800	467,896
Kellwood Co.	9,800	299,880
Maidenform Brands, Inc.*	33,600	744,240
NIKE, Inc. "B"	65,800	6,045,704
Oxford Industries, Inc.	1,000	52,780
Perry Ellis International, Inc.*	25,800	943,248
Wolverine World Wide, Inc.	5,900	167,324
		9,108,724
Consumer Staples 5.3%
Beverages 1.4%
Coca-Cola Co.	172,000	8,035,840
Diageo PLC	282,559	5,228,252
PepsiCo, Inc.	212,750	13,496,860
		26,760,952
Food & Staples Retailing 1.3%
Longs Drug Stores Corp.	7,100	305,584
Pantry, Inc.*	17,400	949,692
Spartan Stores, Inc.	33,900	701,052
Wal-Mart Stores, Inc.	290,810	14,331,117
Walgreen Co.	204,820	8,946,537
		25,233,982
Food Products 1.2%
Dean Foods Co.*	121,910	5,106,810
Flowers Foods, Inc.	35,200	956,384
General Mills, Inc.	106,900	6,074,058
Groupe Danone	37,390	5,478,354
Kellogg Co.	98,720	4,966,603
Seaboard Corp.	51	72,012
		22,654,221
Household Products 1.3%
Colgate-Palmolive Co.	209,340	13,391,480
Procter & Gamble Co.	177,450	11,248,555
Spectrum Brands, Inc.*	13,200	128,304
		24,768,339
Personal Products 0.1%
Chattem, Inc.*	22,600	958,692
Energy 8.1%
Energy Equipment & Services 3.1%
Baker Hughes, Inc.	172,070	11,881,434
BJ Services Co.	286,500	8,640,840
ENSCO International, Inc.	231,200	11,321,864
Halliburton Co.	139,220	4,503,767
Noble Corp.	56,370	3,951,537
Parker Drilling Co.*	30,000	245,700
Pioneer Drilling Co.*	53,200	698,516
Schlumberger Ltd.	165,850	10,461,818
Transocean, Inc.*	107,780	7,818,361
		59,523,837
Oil, Gas & Consumable Fuels 5.0%
Alpha Natural Resources, Inc.*	59,800	951,418
Anadarko Petroleum Corp.	132,400	6,146,008
Berry Petroleum Co. "A"	22,500	671,625
Bois d'Arc Energy, Inc.*	8,000	128,640
Brigham Exploration Co.*	96,500	751,735
Callon Petroleum Co.*	55,900	859,742
Chevron Corp.	153,700	10,328,640
ConocoPhillips	280,410	16,891,898
Devon Energy Corp.	238,720	15,956,045
EOG Resources, Inc.	82,230	5,470,762
ExxonMobil Corp.	219,500	15,676,690
Harvest Natural Resources, Inc.*	61,400	682,154
Houston Exploration Co.*	19,400	1,050,704
Marathon Oil Corp.	45,000	3,888,000
McMoRan Exploration Co.*	13,200	199,584
Penn Virginia Corp.	15,800	1,130,490
Petrohawk Energy Corp.*	60,000	679,800
Swift Energy Co.*	19,700	920,384
Valero Energy Corp.	122,730	6,422,461
Whiting Petroleum Corp.*	22,000	981,420
XTO Energy, Inc.	94,976	4,431,580
		94,219,780
Financials 11.6%
Capital Markets 2.1%
Apollo Investment Corp.	24,308	524,083
Bear Stearns Companies, Inc.	17,200	2,603,220
Cohen & Steers, Inc.	5,100	177,888
GFI Group, Inc.*	3,200	184,544
Lehman Brothers Holdings, Inc.	101,230	7,879,743
Merrill Lynch & Co., Inc.	68,630	5,999,635
Morgan Stanley	88,700	6,779,341
SWS Group, Inc.	4,200	116,718
The Goldman Sachs Group, Inc.	59,620	11,315,280
UBS AG (Registered)	66,201	3,953,808
Waddell & Reed Financial, Inc. "A"	12,800	326,400
		39,860,660
Commercial Banks 2.9%
AmSouth Bancorp.	192,200	5,808,284
BancFirst Corp.	2,000	99,500
Banner Corp.	2,100	91,266
Center Financial Corp.	13,000	314,080
City Holding Co.	9,000	352,800
CVB Financial Corp.	27,225	395,579
First Community Bancorp.	19,500	1,042,665
Frontier Financial Corp.	9,000	261,090
Greater Bay Bancorp.	20,200	520,150
Hancock Holding Co.	4,300	220,590
Hanmi Financial Corp.	37,000	790,690
National City Corp.	136,300	5,077,175
Oriental Financial Group, Inc.	41,500	496,340
Pacific Capital Bancorp.	1,900	58,444
Prosperity Bancshares, Inc.	3,100	107,539
Sandy Spring Bancorp., Inc.	1,200	43,992
Sterling Bancshares, Inc.	65,700	1,202,967
Sterling Financial Corp.	9,700	322,622
SunTrust Banks, Inc.	38,200	3,017,418
Trustmark Corp.	6,600	208,956
Umpqua Holdings Corp.	2,300	64,952
United Community Banks, Inc.	2,100	66,024
US Bancorp.	264,500	8,950,680
Wachovia Corp.	273,400	15,173,700
Wells Fargo & Co.	303,800	11,024,902
West Coast Bancorp.	3,100	101,990
		55,814,395
Consumer Finance 0.4%
Advanta Corp. "B"	1,400	54,936
American Express Co.	81,920	4,735,795
Cash America International, Inc.	28,200	1,165,506
CompuCredit Corp.*	1,900	66,044
First Cash Financial Services, Inc.*	22,300	481,903
United PanAm Financial Corp.*	14,500	188,500
		6,692,684
Diversified Financial Services 3.0%
Bank of America Corp.	467,680	25,193,922
Citigroup, Inc.	350,000	17,556,000
JPMorgan Chase & Co.	308,800	14,649,472
		57,399,394
Insurance 1.8%
Aflac, Inc.	230,050	10,333,846
Allstate Corp.	47,700	2,926,872
American International Group, Inc.	154,600	10,384,482
Argonaut Group, Inc.*	15,700	533,957
Genworth Financial, Inc. "A"	85,330	2,853,435
Hartford Financial Services Group, Inc.	42,900	3,739,593
LandAmerica Financial Group, Inc.	18,800	1,186,092
Navigators Group, Inc.*	600	28,242
Seabright Insurance Holdings*	28,700	470,967
Tower Group, Inc.	33,300	1,177,155
U.S.I. Holdings Corp.*	1,600	25,488
		33,660,129
Real Estate Investment Trusts (REITs) 0.7%
Alexandria Real Estate Equities, Inc. (REIT)	5,300	528,410
American Home Mortgage Investment Corp. (REIT)	15,300	522,801
BioMed Realty Trust, Inc. (REIT)	17,600	567,248
Corporate Office Properties Trust (REIT)	4,500	215,055
Cousins Properties, Inc. (REIT)	14,300	511,511
Crescent Real Estate Equities Co. (REIT)	19,900	433,820
EastGroup Properties, Inc. (REIT)	4,400	234,212
Entertainment Properties Trust (REIT)	1,300	71,500
Equity Lifestyle Properties, Inc. (REIT)	5,200	256,204
FelCor Lodging Trust, Inc. (REIT)	1,500	31,140
First Industrial Realty Trust, Inc. (REIT)	13,700	629,789
Glimcher Realty Trust (REIT)	11,000	283,360
Healthcare Realty Trust, Inc. (REIT)	7,800	315,900
Highwoods Properties, Inc. (REIT)	15,200	580,640
Home Properties, Inc. (REIT)	3,500	221,095
LaSalle Hotel Properties (REIT)	1,300	54,925
Lexington Corporate Properties Trust (REIT)	22,700	483,510
LTC Properties, Inc. (REIT)	1,900	51,490
Mid-America Apartment Communities, Inc. (REIT)	5,700	362,805
National Retail Properties, Inc. (REIT)	20,200	453,894
Nationwide Health Properties, Inc. (REIT)	21,400	615,036
Newcastle Investment Corp. (REIT)	18,300	542,961
OMEGA Healthcare Investors, Inc. (REIT)	8,700	146,856
Parkway Properties, Inc. (REIT)	8,400	414,456
Pennsylvania Real Estate Investment Trust (REIT)	6,500	280,150
Potlatch Corp. (REIT)	12,500	507,500
RAIT Investment Trust (REIT)	8,600	258,516
Realty Income Corp. (REIT)	12,800	337,920
Redwood Trust, Inc. (REIT)	9,100	500,227
Senior Housing Properties Trust (REIT)	24,000	550,320
Sovran Self Storage, Inc. (REIT)	4,800	283,104
Strategic Hotels & Resorts, Inc. (REIT)	15,300	325,431
Sun Communities, Inc. (REIT)	1,200	41,988
Sunstone Hotel Investors, Inc. (REIT)	10,800	318,168
Urstadt Biddle Properties "A" (REIT)	1,700	32,521
Washington Real Estate Investment Trust (REIT)	12,900	543,735
		12,508,198
Thrifts & Mortgage Finance 0.7%
BankUnited Financial Corp. "A"	32,600	879,222
Corus Bankshares, Inc.	59,300	1,217,429
First Niagara Financial Group, Inc.	24,000	343,680
FirstFed Financial Corp.*	18,500	1,142,745
Fremont General Corp.	68,100	989,493
NetBank, Inc.	33,100	175,761
Ocwen Financial Corp.*	55,500	868,575
PFF Bancorp., Inc.	25,200	781,452
TierOne Corp.	18,900	604,422
Washington Mutual, Inc.	159,900	6,763,770
WSFS Financial Corp.	5,500	354,420
		14,120,969
Health Care 8.4%
Biotechnology 1.7%
Alkermes, Inc.*	52,600	883,680
Amgen, Inc.*	76,460	5,804,078
Cubist Pharmaceuticals, Inc.*	25,400	565,658
Digene Corp.*	14,500	673,235
Genentech, Inc.*	141,900	11,820,270
Gilead Sciences, Inc.*	169,310	11,665,459
OSI Pharmaceuticals, Inc.*	19,100	731,148
Progenics Pharmaceuticals, Inc.*	10,200	266,424
Tanox, Inc.*	18,800	252,484
		32,662,436
Health Care Equipment & Supplies 2.1%
Baxter International, Inc.	362,520	16,665,044
C.R. Bard, Inc.	57,920	4,747,123
DJO, Inc.*	13,800	555,174
HealthTronics, Inc.*	10,400	72,072
Integra LifeSciences Holdings*	24,400	901,092
LifeCell Corp.*	20,400	477,972
Medtronic, Inc.	157,960	7,689,493
West Pharmaceutical Services, Inc.	24,700	1,038,388
Zimmer Holdings, Inc.*	96,970	6,982,810
		39,129,168
Health Care Providers & Services 1.1%
Alliance Imaging, Inc.*	80,900	684,414
Apria Healthcare Group, Inc.*	50,300	1,171,487
CorVel Corp.*	11,900	514,675
Five Star Quality Care, Inc.*	66,700	687,677
Gentiva Health Services, Inc.*	13,200	244,860
Healthways, Inc.*	21,000	889,350
inVentiv Health, Inc.*	31,100	889,460
Kindred Healthcare, Inc.*	9,400	253,800
LCA-Vision, Inc.	20,700	727,191
Magellan Health Services, Inc.*	26,900	1,173,916
MedCath Corp.*	23,400	619,866
Odyssey HealthCare, Inc.*	42,900	568,425
UnitedHealth Group, Inc.	252,160	12,300,365
		20,725,486
Health Care Technology 0.1%
Dendrite International, Inc.*	33,400	349,030
TriZetto Group, Inc.*	18,400	314,456
Vital Images, Inc.*	13,000	403,520
		1,067,006
Life Sciences Tools & Services 0.1%
Albany Molecular Research, Inc.*	55,300	658,623
Luminex Corp.*	11,100	178,932
Pharmanet Development Group, Inc.*	22,300	417,010
		1,254,565
Pharmaceuticals 3.3%
Abbott Laboratories	270,100	12,832,451
Eli Lilly & Co.	55,750	3,122,558
Hi-Tech Pharmacal Co., Inc.*	15,400	232,232
Johnson & Johnson	357,766	24,113,428
K-V Pharmaceutical Co. "A"*	36,600	816,912
Medicis Pharmaceutical Corp. "A"	21,900	767,376
Noven Pharmaceuticals, Inc.*	25,900	575,239
Pain Therapeutics, Inc.*	74,500	622,820
Pfizer, Inc.	325,800	8,682,570
Sciele Pharma, Inc.*	21,900	477,639
Teva Pharmaceutical Industries Ltd. (ADR)	57,400	1,892,478
Valeant Pharmaceuticals International	47,000	877,960
Wyeth	156,900	8,006,607
		63,020,270
Industrials 5.7%
Aerospace & Defense 1.5%
EDO Corp.	21,000	502,110
Honeywell International, Inc.	109,500	4,612,140
L-3 Communications Holdings, Inc.	53,500	4,307,820
Orbital Sciences Corp.*	54,600	991,536
United Industrial Corp.	19,500	877,695
United Technologies Corp.	259,780	17,072,741
		28,364,042
Air Freight & Logistics 0.4%
ABX Air, Inc.*	53,400	307,050
Atlas Air Worldwide Holdings, Inc.*	8,000	363,920
FedEx Corp.	60,180	6,893,017
		7,563,987
Airlines 0.1%
Alaska Air Group, Inc.*	14,800	594,220
ExpressJet Holdings, Inc.*	154,300	1,225,142
Republic Airways Holdings, Inc.*	39,300	702,291
		2,521,653
Building Products 0.1%
American Woodmark Corp.	19,400	717,606
Builders FirstSource, Inc.*	33,900	536,298
		1,253,904
Commercial Services & Supplies 0.4%
Administaff, Inc.	8,100	279,045
American Ecology Corp.	9,600	199,680
Clean Harbors, Inc.*	9,200	393,668
Consolidated Graphics, Inc.*	15,100	938,767
Deluxe Corp.	46,300	1,049,621
Diamond Management & Technology Consultants, Inc.*	14,700	159,348
Huron Consulting Group, Inc.*	4,800	191,808
IHS, Inc. "A"*	8,500	293,845
Kforce, Inc.*	50,300	752,991
Korn/Ferry International*	14,800	327,228
Layne Christensen Co.*	1,800	53,046
McGrath Rentcorp.	2,000	54,000
Volt Information Sciences, Inc.*	5,400	213,300
Watson Wyatt Worldwide, Inc. "A"	34,100	1,539,615
		6,445,962
Construction & Engineering 0.1%
EMCOR Group, Inc.*	20,700	1,224,405
Granite Construction, Inc.	21,600	1,125,360
Sterling Construction Co., Inc.*	3,800	79,534
		2,429,299
Electrical Equipment 0.5%
A.O. Smith Corp.	28,300	995,028
Emerson Electric Co.	77,750	6,562,100
General Cable Corp.*	21,500	808,400
II-VI, Inc.*	29,500	722,160
LSI Industries, Inc.	39,900	716,205
Vicor Corp.	11,700	139,230
		9,943,123
Industrial Conglomerates 1.1%
General Electric Co.	559,670	19,650,014
Machinery 1.2%
Accuride Corp.*	81,500	1,002,450
American Science & Engineering, Inc.*	5,000	263,150
Briggs & Stratton Corp.	3,700	94,313
Caterpillar, Inc.	69,460	4,216,917
Dover Corp.	52,200	2,479,500
Freightcar America, Inc.	19,900	1,058,083
Illinois Tool Works, Inc.	113,200	5,425,676
Ingersoll-Rand Co., Ltd. "A"	211,200	7,753,152
Middleby Corp.*	2,800	252,308
Wabtec Corp.	6,600	207,174
		22,752,723
Marine 0.0%
Horizon Lines, Inc. "A"	11,200	261,520
Road & Rail 0.3%
Burlington Northern Santa Fe Corp.	48,300	3,744,699
Dollar Thrifty Automotive Group, Inc.*	26,600	1,068,256
Marten Transport Ltd.*	30,400	517,104
Saia, Inc.*	6,000	160,800
USA Truck, Inc.*	43,400	753,424
		6,244,283
Trading Companies & Distributors 0.0%
Electro Rent Corp.*	29,300	484,329
Information Technology 9.6%
Communications Equipment 1.5%
Anaren, Inc.*	14,400	289,584
C-COR, Inc.*	63,400	633,366
Cisco Systems, Inc.*	669,330	16,150,933
Nokia Oyj (ADR)	280,300	5,572,364
Polycom, Inc.*	38,900	1,065,860
QUALCOMM, Inc.	100,470	3,656,103
ViaSat, Inc.*	13,400	363,676
		27,731,886
Computers & Peripherals 1.4%
Apple Computer, Inc.*	107,480	8,714,478
EMC Corp.*	405,190	4,963,578
Hewlett-Packard Co.	132,700	5,140,798
Intermec, Inc.*	7,000	158,200
International Business Machines Corp.	65,640	6,060,541
Komag, Inc.*	19,400	742,050
		25,779,645
Electronic Equipment & Instruments 0.1%
Itron, Inc.*	16,900	920,036
Littelfuse, Inc.*	26,800	907,448
Rogers Corp.*	4,000	279,880
		2,107,364
Internet Software & Services 0.8%
aQuantive, Inc.*	22,300	606,114
DealerTrack Holdings, Inc.*	25,000	637,250
eBay, Inc.*	130,360	4,188,467
Google, Inc. "A"*	8,140	3,877,814
InfoSpace, Inc.*	7,400	149,554
j2 Global Communications, Inc.*	18,100	496,664
RealNetworks, Inc.*	11,100	121,878
Sohu.com, Inc.*	12,400	283,216
United Online, Inc.	4,200	56,784
ValueClick, Inc.*	29,100	547,080
WebEx Communications, Inc.*	13,900	534,455
Websense, Inc.*	20,100	550,137
Yahoo!, Inc.*	130,670	3,441,848
		15,491,261
IT Services 0.9%
Accenture Ltd. "A"	197,440	6,497,751
Covansys Corp.*	20,600	482,040
CSG Systems International, Inc.*	12,300	331,854
Fiserv, Inc.*	85,640	4,230,616
Forrester Research, Inc.*	11,100	348,873
infoUSA, Inc.	44,100	484,659
Paychex, Inc.	115,930	4,576,916
StarTek, Inc.	35,800	488,312
Sykes Enterprises, Inc.*	6,800	137,972
		17,578,993
Semiconductors & Semiconductor Equipment 2.8%
Actel Corp.*	26,000	426,140
Advanced Energy Industries, Inc.*	16,700	262,524
Analog Devices, Inc.	81,900	2,606,058
Applied Materials, Inc.	284,800	4,952,672
Asyst Technologies, Inc.*	78,000	579,540
Broadcom Corp. "A"*	95,380	2,887,153
Diodes, Inc.*	17,900	788,316
Hittite Microwave Corp.*	13,600	466,344
Intel Corp.	767,800	16,384,852
Intevac, Inc.*	30,600	632,808
Linear Technology Corp.	129,950	4,044,044
Mattson Technology, Inc.*	66,300	648,414
Maxim Integrated Products, Inc.	62,970	1,889,730
Micrel, Inc.*	40,500	451,980
OmniVision Technologies, Inc.*	47,700	783,234
Photronics, Inc.*	34,100	477,059
PortalPlayer, Inc.*	48,500	583,455
Supertex, Inc.*	14,800	657,268
Tessera Technologies, Inc.*	23,400	816,894
Texas Instruments, Inc.	374,940	11,315,689
Trident Microsystems, Inc.*	29,300	619,402
Zoran Corp.*	46,400	645,888
		52,919,464
Software 2.1%
Adobe Systems, Inc.*	129,950	4,970,587
Advent Software, Inc.*	13,100	484,962
Ansoft Corp.*	28,400	757,144
Blackbaud, Inc.	7,500	187,500
Electronic Arts, Inc.*	89,650	4,741,589
FalconStor Software, Inc.*	7,200	56,592
JDA Software Group, Inc.*	9,000	132,390
Macrovision Corp.*	31,400	835,554
Manhattan Associates, Inc.*	22,800	673,284
Mentor Graphics Corp.*	53,400	900,858
Microsoft Corp.	611,500	17,556,165
MicroStrategy, Inc., "A"*	24	2,864
NetScout Systems, Inc.*	19,400	156,946
Quality Systems, Inc.	6,900	292,836
SPSS, Inc.*	20,700	572,769
Symantec Corp.*	380,000	7,539,200
Ultimate Software Group, Inc.*	22,500	556,650
		40,417,890
Materials 1.8%
Chemicals 1.3%
CF Industries Holdings, Inc.	49,800	987,036
Dow Chemical Co.	124,400	5,074,276
E.I. du Pont de Nemours & Co.	220,800	10,112,640
Ecolab, Inc.	120,670	5,472,385
Georgia Gulf Corp.	32,600	697,314
Pioneer Companies, Inc.*	34,000	872,100
Spartech Corp.	38,900	1,065,860
		24,281,611
Containers & Packaging 0.3%
Myers Industries, Inc.	16,200	293,544
Rock-Tenn Co. "A"	49,000	1,011,360
Sonoco Products Co.	124,500	4,417,260
		5,722,164
Metals & Mining 0.2%
AK Steel Holding Corp.*	52,700	786,811
Century Aluminum Co.*	22,200	864,024
Chaparral Steel Co.*	25,300	1,052,227
Oregon Steel Mills, Inc.*	14,700	799,680
Ryerson, Inc.	24,900	600,090
		4,102,832
Telecommunication Services 1.2%
Diversified Telecommunication Services 1.1%
Alaska Communications Systems Group, Inc.	75,600	1,087,884
AT&T, Inc.	261,300	8,949,525
CT Communications, Inc.	38,000	885,780
General Communication, Inc. "A"*	25,700	336,927
Golden Telecom, Inc.	23,000	851,230
North Pittsburgh Systems, Inc.	3,000	79,080
Verizon Communications, Inc.	231,700	8,572,900
		20,763,326
Wireless Telecommunication Services 0.1%
Centennial Communications Corp.	88,300	455,628
Syniverse Holdings, Inc.*	12,800	188,800
USA Mobility, Inc.	17,000	431,460
		1,075,888
Utilities 0.7%
Electric Utilities 0.5%
ALLETE, Inc.	10,500	473,550
FPL Group, Inc.	151,100	7,706,100
IDACORP, Inc.	8,300	327,269
ITC Holdings Corp.	3,100	110,112
Otter Tail Corp.	8,600	257,484
		8,874,515
Gas Utilities 0.1%
Piedmont Natural Gas Co., Inc.	5,100	137,700
South Jersey Industries, Inc.	13,600	420,648
Southwest Gas Corp.	38,200	1,370,616
		1,928,964
Independent Power Producers & Energy Traders 0.1%
TXU Corp.	40,700	2,569,391
Multi-Utilities 0.0%
Avista Corp.	18,000	463,320
Total Common Stocks (Cost $840,408,291)		1,119,687,311
	Principal Amount ($)(a)	Value ($)

Corporate Bonds 12.9%
Consumer Discretionary 2.7%
Affinia Group, Inc., 9.0%, 11/30/2014	455,000	432,250
AMC Entertainment, Inc., 8.0%, 3/1/2014	675,000	647,156
American Achievement Corp., 8.25%, 4/1/2012	45,000	45,900
American Media Operations, Inc., Series B, 10.25%, 5/1/2009	180,000	171,000
Aztar Corp., 7.875%, 6/15/2014	960,000	1,033,200
Buffets, Inc., 144A, 12.5%, 11/1/2014	180,000	180,900
Cablevision Systems Corp., Series B, 9.87%**, 4/1/2009	140,000	146,650
Caesars Entertainment, Inc., 8.875%, 9/15/2008	310,000	322,788
Charter Communications Holdings LLC:
8.625%, 4/1/2009	20,000	19,000
9.625%, 11/15/2009	20,000	19,000
10.25%, 9/15/2010	1,449,000	1,496,092
Series B, 10.25%, 9/15/2010	410,000	422,300
11.0%, 10/1/2015	1,359,000	1,309,736
Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/2022	665,000	868,389
Comcast MO of Delaware, Inc., 9.0%, 9/1/2008	2,404,000	2,554,899
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014 (b)	340,000	250,750
CSC Holdings, Inc.:
7.25%, 7/15/2008	240,000	242,700
7.875%, 12/15/2007	780,000	790,725
Series B, 8.125%, 7/15/2009	85,000	87,656
Series B, 8.125%, 8/15/2009	90,000	92,813
DaimlerChrysler NA Holding Corp.:
4.75%, 1/15/2008	2,320,000	2,298,023
Series E, 6.019%**, 10/31/2008	1,165,000	1,168,695
Denny's Corp. Holdings, Inc., 10.0%, 10/1/2012	85,000	88,400
Dex Media East LLC/Financial, 12.125%, 11/15/2012	2,451,000	2,726,737
EchoStar DBS Corp.:
6.625%, 10/1/2014	395,000	381,175
144A, 7.125%, 2/1/2016	300,000	293,250
Foot Locker, Inc., 8.5%, 1/15/2022	90,000	85,950
Ford Motor Co., 7.45%, 7/16/2031	275,000	215,531
French Lick Resorts & Casinos, 144A, 10.75%, 4/15/2014	1,380,000	1,269,600
General Motors Corp., 8.375%, 7/15/2033 (b)	690,000	614,100
Goodyear Tire & Rubber Co., 11.25%, 3/1/2011	1,635,000	1,798,500
Gregg Appliances, Inc., 9.0%, 2/1/2013	155,000	143,181
Harrah's Operating Co., Inc., 5.625%, 6/1/2015	1,300,000	1,095,856
Hertz Corp.:
144A, 8.875%, 1/1/2014	630,000	658,350
144A, 10.5%, 1/1/2016	150,000	164,625
ION Media Networks, Inc., 144A, 11.624%**, 1/15/2013	255,000	255,319
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	935,000	897,600
Jacobs Entertainment, Inc., 144A, 9.75%, 6/15/2014	495,000	491,288
JC Penney Corp., Inc., 8.0%, 3/1/2010	1,500,000	1,611,031
Lear Corp.:
Series B, 5.75%, 8/1/2014	20,000	16,750
Series B, 8.11%, 5/15/2009 (b)	310,000	314,263
Levi Strauss & Co., 10.122%**, 4/1/2012	20,000	20,625
Liberty Media Corp.:
5.7%, 5/15/2013	40,000	37,678
8.25%, 2/1/2030	335,000	329,160
8.5%, 7/15/2029	440,000	443,445
Linens 'n Things, Inc., 10.999%**, 1/15/2014	265,000	259,700
Mediacom Broadband LLC, 8.5%, 10/15/2015	20,000	19,975
Metaldyne Corp.:
10.0%, 11/1/2013	215,000	220,375
11.0%, 6/15/2012	95,000	87,875
MGM MIRAGE:
8.375%, 2/1/2011	245,000	254,494
9.75%, 6/1/2007	435,000	443,700
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	470,000	493,500
NCL Corp., 10.625%, 7/15/2014	95,000	92,625
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	720,000	595,800
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	550,000	578,875
Pokagon Gaming Authority, 144A, 10.375%, 6/15/2014	125,000	134,063
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	1,710,000	1,735,650
PRIMEDIA, Inc.:
8.875%, 5/15/2011	280,000	277,900
10.78%**, 5/15/2010	740,000	765,900
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009	1,655,000	1,659,137
Sinclair Broadcast Group, Inc., 8.75%, 12/15/2011	1,120,000	1,169,000
Sirius Satellite Radio, Inc., 9.625%, 8/1/2013	630,000	614,250
Six Flags, Inc., 9.75%, 4/15/2013 (b)	825,000	763,125
Station Casinos, Inc., 6.5%, 2/1/2014	540,000	492,750
TCI Communications, Inc., 8.75%, 8/1/2015	1,638,000	1,940,172
The Bon-Ton Department Stores, Inc., 10.25%, 3/15/2014	280,000	283,850
Time Warner, Inc., 6.75%, 4/15/2011	2,500,000	2,621,977
Toys "R" Us, Inc., 7.375%, 10/15/2018	150,000	112,125
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015 (b)	1,635,000	1,600,256
TRW Automotive, Inc.:
11.0%, 2/15/2013	1,205,000	1,322,488
11.75%, 2/15/2013 EUR	235,000	337,422
United Auto Group, Inc., 9.625%, 3/15/2012	1,115,000	1,174,931
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	200,000	204,500
XM Satellite Radio, Inc., 9.75%, 5/1/2014 (b)	1,195,000	1,135,250
Young Broadcasting, Inc., 8.75%, 1/15/2014 (b)	1,720,000	1,479,200
		51,423,901
Consumer Staples 0.8%
Birds Eye Foods, Inc., 11.875%, 11/1/2008	786,000	786,000
Coca-Cola Enterprises, Inc., 8.5%, 2/1/2022	1,500,000	1,923,237
CVS Corp., 5.75%, 8/15/2011	2,455,000	2,492,635
Del Laboratories, Inc., 8.0%, 2/1/2012	245,000	222,338
Delhaize America, Inc.:
8.05%, 4/15/2027	90,000	95,325
9.0%, 4/15/2031	1,225,000	1,437,155
Fortune Brands, Inc., 5.375%, 1/15/2016	750,000	710,557
Fred Meyer, Inc., 7.45%, 3/1/2008	2,300,000	2,357,109
Harry & David Holdings, Inc., 10.4%**, 3/1/2012	255,000	252,450
Kraft Foods, Inc., 6.25%, 6/1/2012	1,500,000	1,562,944
North Atlantic Trading Co., 9.25%, 3/1/2012	600,000	522,000
Swift & Co.:
10.125%, 10/1/2009	155,000	159,650
12.5%, 1/1/2010	75,000	76,500
Viskase Co., Inc., 11.5%, 6/15/2011	1,425,000	1,425,000
		14,022,900
Energy 0.8%
Belden & Blake Corp., 8.75%, 7/15/2012	1,181,000	1,204,620
Chaparral Energy, Inc., 8.5%, 12/1/2015	630,000	628,425
Chesapeake Energy Corp.:
6.25%, 1/15/2018	300,000	284,250
6.875%, 1/15/2016	820,000	813,850
7.75%, 1/15/2015	115,000	118,450
Delta Petroleum Corp., 7.0%, 4/1/2015	725,000	672,438
Dynegy Holdings, Inc.:
7.625%, 10/15/2026	730,000	678,900
8.375%, 5/1/2016	595,000	611,363
El Paso Production Holding Corp., 7.75%, 6/1/2013	480,000	492,000
Encore Acquisition Co., 6.0%, 7/15/2015	130,000	118,625
Frontier Oil Corp., 6.625%, 10/1/2011	195,000	192,563
MidAmerican Energy Holdings Co., 6.125%, 4/1/2036	1,500,000	1,542,505
NGC Corp. Capital Trust I, Series B, 8.316%, 6/1/2027	245,000	226,012
Plains Exploration & Production Co.:
7.125%, 6/15/2014	430,000	461,175
Series B, 8.75%, 7/1/2012	420,000	446,250
Quicksilver Resources, Inc., 7.125%, 4/1/2016	170,000	160,650
Southern Natural Gas, 8.875%, 3/15/2010	1,010,000	1,060,998
Stone Energy Corp.:
6.75%, 12/15/2014	960,000	916,800
144A, 8.124%**, 7/15/2010	795,000	790,031
Transmeridian Exploration, Inc., 12.0%, 12/15/2010	335,000	331,650
Williams Companies, Inc.:
8.125%, 3/15/2012	1,675,000	1,796,437
8.75%, 3/15/2032	760,000	843,600
		14,391,592
Financials 3.5%
ACE Cash Express, Inc., 144A, 10.25%, 10/1/2014	90,000	90,450
Alamosa Delaware, Inc., 11.0%, 7/31/2010	375,000	409,219
Allstate Corp., 6.125%, 2/15/2012	3,000,000	3,117,762
American General Institutional Capital, 144A, 8.125%, 3/15/2046	635,000	823,573
American International Group, Inc., 6.25%, 5/1/2036	1,000,000	1,069,871
Ashton Woods USA LLC, 9.5%, 10/1/2015	695,000	595,962
Bank of America NA, 6.0%, 10/15/2036	2,620,000	2,701,647
Capital One, 7.686%, 8/15/2036	4,550,000	5,017,458
CNA Financial Corp., 6.5%, 8/15/2016	1,105,000	1,155,662
E*TRADE Financial Corp.:
7.375%, 9/15/2013	225,000	231,188
7.875%, 12/1/2015	170,000	179,775
8.0%, 6/15/2011	395,000	409,813
ERP Operating LP:
5.375%, 8/1/2016	1,000,000	989,434
6.95%, 3/2/2011	181,000	192,571
Ford Motor Credit Co.:
7.25%, 10/25/2011	1,815,000	1,716,620
7.375%, 10/28/2009	3,475,000	3,382,468
7.875%, 6/15/2010	880,000	858,716
GMAC LLC:
4.375%, 12/10/2007	403,000	395,333
6.125%, 2/1/2007 (b)	2,856,000	2,853,824
6.125%, 8/28/2007	2,975,000	2,965,447
6.15%, 4/5/2007	285,000	284,714
6.875%, 9/15/2011	3,880,000	3,906,632
8.0%, 11/1/2031	1,683,000	1,803,284
Health Care Property Investors, Inc., (REIT), 5.95%, 9/15/2011	880,000	890,109
Hexion US Finance Corp., 144A, 9.75%, 11/15/2014	180,000	179,550
HSBC Bank USA, 5.625%, 8/15/2035	1,114,000	1,083,724
iPayment, Inc., 144A, 9.75%, 5/15/2014	235,000	241,463
John Deere Capital Corp., 5.1%, 1/15/2013	3,000,000	2,970,468
JPMorgan Chase Capital XV, 5.875%, 3/15/2035 (b)	1,784,000	1,737,045
Lehman Brothers Holdings, Inc., 5.75%, 1/3/2017	1,875,000	1,897,567
Merrill Lynch & Co., Inc.:
Series C, 4.79%, 8/4/2010	1,860,000	1,834,804
6.22%, 9/15/2026	1,150,000	1,187,492
Popular North America, Inc., Series E, 3.875%, 10/1/2008	3,000,000	2,920,197
Poster Financial Group, Inc., 8.75%, 12/1/2011	860,000	896,550
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	985,000	1,077,344
Residential Capital Corp., 6.375%, 6/30/2010	4,870,000	4,942,490
Simon Property Group LP, (REIT), 6.1%, 5/1/2016	1,800,000	1,875,663
The Goldman Sachs Group, Inc.:
5.35%, 1/15/2016	1,515,000	1,496,626
6.45%, 5/1/2036	1,200,000	1,261,388
TIG Holdings, Inc., 144A, 8.597%, 1/15/2027	739,000	572,725
Triad Acquisition Corp., Series B, 11.125%, 5/1/2013	365,000	339,450
Universal City Development, 11.75%, 4/1/2010	1,130,000	1,217,575
Verizon Global Funding Corp.:
6.875%, 6/15/2012	1,500,000	1,608,999
7.75%, 12/1/2030	440,000	514,226
		65,896,878
Health Care 0.2%
HCA, Inc., 6.5%, 2/15/2016	240,000	190,200
HEALTHSOUTH Corp.:
144A, 10.75%, 6/15/2016 (b)	560,000	574,000
144A, 11.418%**, 6/15/2014	85,000	86,912
Tenet Healthcare Corp., 9.25%, 2/1/2015	1,140,000	1,081,575
Wyeth, 6.5%, 2/1/2034	1,200,000	1,314,185
		3,246,872
Industrials 1.1%
AAC Group Holding Corp., 144A, 12.75%, 10/1/2012 (PIK)	223,299	235,022
Allied Security Escrow Corp., 11.375%, 7/15/2011	390,000	391,950
Allied Waste North America, Inc., Series B, 9.25%, 9/1/2012	883,000	939,291
American Color Graphics, 10.0%, 6/15/2010	435,000	280,575
Browning-Ferris Industries:
7.4%, 9/15/2035	730,000	671,600
9.25%, 5/1/2021	400,000	420,000
Burlington Northern Santa Fe Corp., 6.2%, 8/15/2036	1,350,000	1,420,065
Case New Holland, Inc., 9.25%, 8/1/2011	1,025,000	1,087,781
Caterpillar, Inc., 6.05%, 8/15/2036	600,000	628,973
Cenveo Corp., 7.875%, 12/1/2013	775,000	732,375
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	800,000	816,000
Congoleum Corp., 8.625%, 8/1/2008*	572,000	566,280
CPG International I, Inc.:
10.5%, 7/1/2013	755,000	770,100
12.39%**, 7/1/2012	280,000	285,600
DRS Technologies, Inc.:
6.625%, 2/1/2016	90,000	89,100
7.625%, 2/1/2018	545,000	557,262
Education Management LLC, 144A, 8.75%, 6/1/2014	220,000	225,500
Iron Mountain, Inc., 8.75%, 7/15/2018	175,000	184,625
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016 (b)	790,000	718,900
8.875%, 4/1/2012 (b)	865,000	865,000
Kansas City Southern:
7.5%, 6/15/2009	165,000	166,856
9.5%, 10/1/2008	1,235,000	1,298,294
Kinetek, Inc., Series D, 10.75%, 11/15/2006	1,085,000	1,085,000
Millennium America, Inc., 9.25%, 6/15/2008	350,000	360,500
Mobile Services Group, Inc., 144A, 9.75%, 8/1/2014	415,000	430,044
Owens Corning, Inc., 144A, 7.0%, 12/1/2036	2,203,000	2,227,698
Panolam Industries International, Inc., 144A, 10.75%, 10/1/2013	135,000	137,700
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	80,000	89,000
Ryder System, Inc., 5.85%, 11/1/2016	704,000	703,634
Ship Finance International Ltd., 8.5%, 12/15/2013	220,000	214,500
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	650,000	692,250
United Technologies Corp., 7.5%, 9/15/2029	1,000,000	1,235,750
Xerox Corp., 6.4%, 3/15/2016	510,000	511,275
Xerox Capital Trust I, 8.0%, 2/1/2022	155,000	158,294
		21,196,794
Information Technology 0.5%
Cisco Systems, Inc., 5.5%, 2/22/2016	2,200,000	2,225,355
International Business Machines Corp., 8.375%, 11/1/2019	750,000	945,122
L-3 Communications Corp.:
5.875%, 1/15/2015	1,005,000	972,337
Series B, 6.375%, 10/15/2015	345,000	339,825
Lucent Technologies, Inc., 6.45%, 3/15/2029	1,465,000	1,311,175
Sanmina-SCI Corp., 8.125%, 3/1/2016 (b)	655,000	644,356
SunGard Data Systems, Inc., 10.25%, 8/15/2015	815,000	853,713
UGS Corp., 10.0%, 6/1/2012	765,000	826,200
Unisys Corp., 7.875%, 4/1/2008	1,360,000	1,360,000
		9,478,083
Materials 1.2%
ARCO Chemical Co., 9.8%, 2/1/2020	2,230,000	2,519,900
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	220,000	129,250
Chemtura Corp., 6.875%, 6/1/2016	430,000	420,325
Constar International, Inc., 11.0%, 12/1/2012	105,000	94,238
Crystal US Holdings, Series A, Step-up Coupon, 0% to 10/1/2009, 10.0% to 10/1/2014	495,000	409,612
Dayton Superior Corp.:
10.75%, 9/15/2008	155,000	160,425
13.0%, 6/15/2009	270,000	270,000
Equistar Chemical Funding, 10.625%, 5/1/2011	515,000	551,050
Exopac Holding Corp., 144A, 11.25%, 2/1/2014	735,000	769,912
GEO Specialty Chemicals, Inc., 144A, 13.999%**, 12/31/2009	1,462,000	1,206,150
Greif, Inc., 8.875%, 8/1/2012	385,000	404,250
Hexcel Corp., 6.75%, 2/1/2015	800,000	776,000
Huntsman LLC, 11.625%, 10/15/2010	1,160,000	1,278,900
International Coal Group, Inc., 144A, 10.25%, 7/15/2014	300,000	291,750
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	525,000	399,000
Lyondell Chemical Co., 10.5%, 6/1/2013	155,000	170,500
Massey Energy Co.:
6.625%, 11/15/2010	1,280,000	1,267,200
6.875%, 12/15/2013	320,000	300,000
Monsanto Co., 4.0%, 5/15/2008	3,000,000	2,941,017
Mueller Holdings, Inc., Step-up Coupon, 0% to 4/15/2009, 14.75% to 4/15/2014	1,169,000	1,028,720
Neenah Foundry Co.:
144A, 11.0%, 9/30/2010	1,590,000	1,747,299
144A, 13.0%, 9/30/2013	137,000	137,343
OM Group, Inc., 9.25%, 12/15/2011	325,000	338,813
Omnova Solutions, Inc., 11.25%, 6/1/2010	1,225,000	1,315,344
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010*	827,753	12,416
Pliant Corp., 11.625%, 6/15/2009 (PIK)	10	11
Radnor Holdings Corp., 11.0%, 3/15/2010*	120,000	13,500
Rockwood Specialties Group, Inc., 10.625%, 5/15/2011	177,000	189,833
TriMas Corp., 9.875%, 6/15/2012	615,000	579,637
United States Steel Corp., 9.75%, 5/15/2010	734,000	780,792
Weyerhaeuser Co., 5.95%, 11/1/2008	1,700,000	1,716,157
Witco Corp., 6.875%, 2/1/2026	180,000	159,300
Wolverine Tube, Inc., 10.5%, 4/1/2009 (b)	400,000	348,000
		22,726,644
Telecommunication Services 0.6%
AT&T, Inc., 6.15%, 9/15/2034	1,500,000	1,499,863
Centennial Communications Corp., 10.0%, 1/1/2013	345,000	357,938
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	1,005,000	1,035,150
8.375%, 1/15/2014	710,000	724,200
Dobson Cellular Systems, 9.875%, 11/1/2012	345,000	372,600
Dobson Communications Corp., 8.875%, 10/1/2013 (b)	330,000	330,000
Insight Midwest LP, 9.75%, 10/1/2009	75,000	76,313
Intelsat Corp., 144A, 9.0%, 6/15/2016	165,000	172,425
MetroPCS Wireless, Inc., 144A, 9.25%, 11/1/2014	340,000	342,975
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	1,935,000	1,998,286
Qwest Corp., 7.25%, 9/15/2025	660,000	656,700
Rural Cellular Corp., 9.875%, 2/1/2010	410,000	430,500
SunCom Wireless Holdings, Inc., 8.5%, 6/1/2013 (b)	490,000	465,500
Ubiquitel Operating Co., 9.875%, 3/1/2011	290,000	313,925
US Unwired, Inc., Series B, 10.0%, 6/15/2012	515,000	566,500
Verizon New Jersey, Inc., Series A, 5.875%, 1/17/2012	2,585,000	2,628,353
Windstream Corp., 144A, 8.625%, 8/1/2016	20,000	21,575
		11,992,803
Utilities 1.5%
AEP Texas Central Co., Series D, 5.5%, 2/15/2013	1,500,000	1,554,119
AES Corp., 144A, 8.75%, 5/15/2013	2,620,000	2,813,225
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	1,740,000	1,892,250
American Electric Power Co., Inc., Series C, 5.375%, 3/15/2010	3,000,000	3,006,831
CMS Energy Corp., 8.5%, 4/15/2011	1,555,000	1,687,175
Consumers Energy Co., Series F, 4.0%, 5/15/2010	1,820,000	1,740,799
Dominion Resources, Inc., Series E, 7.195%, 9/15/2014	2,000,000	2,184,862
DPL, Inc., 6.875%, 9/1/2011	1,500,000	1,582,492
Mirant Americas Generation LLC, 8.3%, 5/1/2011	170,000	172,125
Mirant North America LLC, 7.375%, 12/31/2013	170,000	171,913
Mission Energy Holding Co., 13.5%, 7/15/2008	2,190,000	2,441,850
Northern States Power Co., 6.25%, 6/1/2036	1,200,000	1,304,670
NRG Energy, Inc.:
7.25%, 2/1/2014	725,000	733,156
7.375%, 2/1/2016	1,505,000	1,521,931
ONEOK Partners LP, 6.65%, 10/1/2036	1,875,000	1,929,347
Peabody Energy Corp., 7.375%, 11/1/2016	180,000	187,200
PECO Energy Co., 5.95%, 10/1/2036	1,200,000	1,234,007
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	1,855,000	2,031,225
Sierra Pacific Resources:
6.75%, 8/15/2017	525,000	528,603
8.625%, 3/15/2014	275,000	298,010
		29,015,790
Total Corporate Bonds (Cost $241,791,387)		243,392,257

Foreign Bonds — US$ Denominated 2.0%
Consumer Discretionary 0.2%
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	1,323,000	1,420,571
Royal Caribbean Cruises Ltd., 8.75%, 2/2/2011	1,272,000	1,388,670
Shaw Communications, Inc., 8.25%, 4/11/2010	275,000	289,781
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	1,165,000	1,047,044
Unity Media GmbH, 144A, 10.375%, 2/15/2015	150,000	141,750
Vitro, SA de CV, Series A, 11.75%, 11/1/2013	105,000	111,038
		4,398,854
Energy 0.1%
Gaz Capital SA, 144A, 8.625%, 4/28/2034	205,000	260,862
OAO Gazprom, 144A, 9.625%, 3/1/2013	910,000	1,080,625
Secunda International Ltd., 13.374%**, 9/1/2012	380,000	393,300
		1,734,787
Financials 0.5%
Conproca SA de CV, Series REG S, 12.0%, 6/16/2010	1,195,000	1,380,225
Doral Financial Corp., 6.204%**, 7/20/2007	965,000	890,455
HSBC Holdings PLC, 6.5%, 5/2/2036	1,500,000	1,625,091
Inmarsat Finance PLC, Step-up Coupon, 0% to 11/15/2008, 10.375% to 11/15/2012	265,000	237,175
Mizuho Financial Group, (Cayman), 8.375%, 12/29/2049	4,050,000	4,288,140
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	270,000	200,137
Svenska Handelsbanken AB, 144A, 7.125%, 3/29/2049	990,000	995,874
		9,617,097
Health Care 0.1%
Biovail Corp., 7.875%, 4/1/2010	1,075,000	1,077,687
Industrials 0.3%
Canadian National Railway Co., 5.8%, 6/1/2016	1,800,000	1,873,964
Grupo Transportacion Ferroviaria Mexicana SA de CV:
9.375%, 5/1/2012	560,000	597,800
10.25%, 6/15/2007	1,343,000	1,371,539
12.5%, 6/15/2012	512,000	560,640
Stena AB, 9.625%, 12/1/2012	150,000	160,313
Tyco International Group SA, 6.375%, 10/15/2011	1,500,000	1,574,668
		6,138,924
Information Technology 0.0%
Seagate Technology HDD Holdings, 6.8%, 10/1/2016	425,000	419,688
Materials 0.2%
Alcan, Inc., 5.75%, 6/1/2035	838,000	794,177
Cascades, Inc., 7.25%, 2/15/2013	856,000	838,880
ISPAT Inland ULC, 9.75%, 4/1/2014	850,000	952,000
Novelis, Inc., 144A, 8.25%, 2/15/2015	1,080,000	1,031,400
Rhodia SA:
8.875%, 6/1/2011	275,000	288,750
10.25%, 6/1/2010	300,000	339,750
Tembec Industries, Inc., 8.625%, 6/30/2009	305,000	176,900
		4,421,857
Sovereign Bonds 0.1%
Federative Republic of Brazil, 8.875%, 10/14/2019	285,000	344,565
Republic of Argentina, 5.59%**, 8/3/2012 (PIK)	575,000	404,318
		748,883
Telecommunication Services 0.5%
Cell C Property Ltd., 144A, 11.0%, 7/1/2015	865,000	829,319
Embratel, Series B, 11.0%, 12/15/2008	100,000	110,000
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	50,000	47,000
Intelsat Bermuda Ltd., 144A, 11.25%, 6/15/2016	415,000	451,831
Intelsat Ltd., 5.25%, 11/1/2008	420,000	406,350
Millicom International Cellular SA, 10.0%, 12/1/2013	225,000	242,156
Mobifon Holdings BV, 12.5%, 7/31/2010	988,000	1,091,754
Nortel Networks Ltd.:
144A, 9.624%**, 7/15/2011	860,000	887,950
144A, 10.125%, 7/15/2013	395,000	418,700
144A, 10.75%, 7/15/2016	320,000	342,400
Stratos Global Corp., 144A, 9.875%, 2/15/2013	515,000	463,500
Telecom Italia Capital, 4.95%, 9/30/2014	1,430,000	1,326,425
Vodafone Group PLC, 5.0%, 12/16/2013	2,250,000	2,178,146
		8,795,531
Total Foreign Bonds — US$ Denominated (Cost $37,048,468)		37,353,308

Foreign Bonds — Non US$ Denominated 0.1%
Consumer Discretionary 0.1%
Codere Finance (Luxembourg) SA, 8.25%, 6/15/2015 EUR	205,000	280,610
Unity Media GmbH, 144A, 8.75%, 2/15/2015 EUR	420,000	501,203
		781,813
Financials 0.0%
Ono Finance II, 144A, 8.0%, 5/16/2014 EUR	200,000	250,155
Materials 0.0%
Rhodia SA, 144A, 6.242%**, 10/15/2013 EUR	270,000	344,015
Sovereign Bonds 0.0%
Republic of Argentina, 7.82%, 12/31/2033 (PIK) EUR	331,793	424,526
Total Foreign Bonds — Non US$ Denominated (Cost $1,722,012)		1,800,509

Asset Backed 1.1%
Automobile Receivables 0.3%
Capital Auto Receivables Asset Trust, "B", Series 2006-1, 5.26%, 10/15/2010	1,643,000	1,642,777
Hertz Vehicle Financing LLC, "A6", Series 2005-2A, 144A, 5.08%, 11/25/2011	4,005,000	3,988,230
MMCA Automobile Trust:
"B", Series 2002-2, 4.67%, 3/15/2010	524,654	523,104
"B", Series 2002-1, 5.37%, 1/15/2010	84	84
		6,154,195
Credit Card Receivables 0.2%
Providian Master Note Trust, "B1", Series 2006-B1A, 144A, 5.35%, 3/15/2013	3,220,000	3,232,075
Home Equity Loans 0.6%
Countrywide Asset-Backed Certificates, "1AF2", Series 2005-17, 5.363%, 5/25/2036	2,066,000	2,061,056
Credit-Based Asset Servicing and Securitization, "AF2", Series 2006-CB2, 5.501%, 12/25/2036	4,839,000	4,833,999
DB Master Finance LLC, "A2", Series 2006-1, 144A, 5.779%, 6/20/2031	3,797,000	3,860,847
		10,755,902
Total Asset Backed (Cost $20,085,965)		20,142,172
	Shares	Value ($)

Warrants 0.0%
Industrials 0.0%
TravelCenters of America, Inc., Expiration 5/1/2009*	35	420
TravelCenters of America, Inc., Expiration 5/1/2009, 144A*	146	1,752
		2,172
Information Technology 0.0%
MicroStrategy, Inc., Expiration 6/24/2007*	106	12
Materials 0.0%
Dayton Superior Corp., Expiration 6/15/2009, 144A*	15	0
Total Warrants (Cost $754)		2,184

Preferred Stocks 0.1%
Financials
Farm Credit Bank of Texas, Series 1, 7.561%	889,000	955,044
Washington Mutual Preferred Funding Delaware, Series A-1, 144A, 6.534%	1,800,000	1,791,342
Total Preferred Stocks (Cost $2,761,003)		2,746,386

Convertible Preferred Stocks 0.0%
ION Media Networks, Inc. 144A, 9.75%, (PIK) (Cost $173,575)	25	143,750
	Principal Amount ($)(a)	Value ($)

US Government Sponsored Agencies 0.2%
Federal National Mortgage Association, 3.25%, 1/15/2008 (Cost $2,926,873)	3,000,000	2,937,156

US Government Agency Sponsored Pass-Throughs 2.1%
Federal Home Loan Bank, 6.0%, 11/1/2021	1,682,881	1,710,506
Federal Home Loan Mortgage Corp., 5.0%, with various maturities from 11/1/2035 until 12/1/2035	4,138,242	4,000,182
Federal National Mortgage Association:
4.5%, with various maturities from 7/1/2018 until 11/1/2028	5,854,160	5,603,766
5.0%, with various maturities from 9/1/2023 until 3/1/2034	8,212,372	7,985,042
5.5%, with various maturities from 11/1/2020 until 11/1/2035	18,717,806	18,660,705
6.5%, with various maturities from 4/1/2017 until 6/1/2017 (g)	1,177,930	1,203,099
8.0%, 9/1/2015	881,803	927,038
Total US Government Agency Sponsored Pass-Throughs (Cost $40,402,633)		40,090,338

Commercial and Non-Agency Mortgage-Backed Securities 10.5%
Adjustable Rate Mortgage Trust, "3A31", Series 2005-10, 5.425%**, 1/25/2036	3,015,000	2,983,908
Banc of America Mortgage Securities:
"2A8", Series 2003-J, 4.187%**, 11/25/2033	2,945,000	2,898,180
"2A6", Series 2004-G, 4.657%**, 8/25/2034	6,600,000	6,523,728
Bear Stearns Commercial Mortgage Securities, "A3", Series 2006-T24, 5.531%**, 10/12/2041	5,200,000	5,228,572
Citigroup Commercial Mortgage Trust, "A5", Series 2004-C2, 4.733%, 10/15/2041	6,000,000	5,796,832
Citigroup Mortgage Loan Trust, Inc.:
"1A2", Series 2004-NCM-1, 6.5%, 7/25/2034	2,297,285	2,334,616
"1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	975,727	994,022
Countrywide Alternative Loan Trust:
"1A1", Series 2004-2CB, 4.25%, 3/25/2034	1,956,611	1,917,122
"A1", Series 2004-1T1, 5.0%, 2/25/2034	2,358,538	2,331,146
"1A5", Series 2003-J1, 5.25%, 10/25/2033	2,040,407	2,025,187
"A8", Series 2005-J14, 5.5%, 12/25/2035	10,000,000	9,770,461
"4A3", Series 2005-43, 5.752%**, 10/25/2035	4,468,174	4,441,365
"3A5", Series 2005-28CB, 6.0%, 8/25/2035	5,388,545	5,417,865
"A1", Series 2004-35T2, 6.0%, 2/25/2035	2,226,062	2,226,851
"1A1", Series 2004-J8, 7.0%, 9/25/2034	2,258,959	2,307,668
CS First Boston Mortgage Securities Corp.:
"A3", Series 2005-C5, 5.1%, 8/15/2038	6,000,000	5,954,319
"A4", Series 2001-CP4, 6.18%, 12/15/2035	6,000,000	6,229,343
DLJ Mortgage Acceptance Corp., "A1B", Series 1997-CF2, 144A, 6.82%, 10/15/2030	2,115,350	2,126,068
GMAC Commercial Mortgage Securities, Inc., "A3", Series 1997-C1, 6.869%, 7/15/2029	916,060	921,128
Greenwich Capital Commercial Funding Corp., "A4", Series 2005-GG3, 4.799%, 8/10/2042	6,000,000	5,816,945
GS Mortgage Securities Corp. II:
"AAB", Series 2006-GG8, 5.535%, 11/10/2039	5,300,000	5,326,473
"A4", Series 2006-GG6, 5.553%, 4/10/2038	5,400,000	5,500,956
GSR Mortgage Loan Trust:
"4A5", Series 2005-AR6, 4.552%**, 9/25/2035	3,110,000	3,049,382
"2A1", Series 2006-5F, 6.0%, 6/25/2036	5,465,720	5,513,904
JPMorgan Alternative Loan Trust, "2A4", Series 2006-S1, 5.5%, 2/25/2021	8,566,801	8,545,972
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A4", Series 2005-LDP2, 4.738%, 7/15/2042	6,000,000	5,776,397
"A6", Series 2004-CBX, 4.899%, 1/12/2037	3,000,000	2,926,067
"A3", Series 2001-CIBC, 6.26%, 3/15/2033	6,419,812	6,644,383
LB-UBS Commercial Mortgage Trust, "A2", Series 2004-C2, 3.246%, 3/15/2029	5,700,000	5,477,777
Master Alternative Loans Trust:
"5A1", Series 2005-1, 5.5%, 1/25/2020	4,241,615	4,240,595
"2A1", Series 2004-3, 6.25%, 4/25/2034	3,433,126	3,461,020
Morgan Stanley Capital I, "A4", Series 2005-T17, 4.52%, 12/13/2041	5,900,000	5,732,731
NYC Mortgage Loan Trust, "A3", Series 1996, 144A, 6.75%, 9/25/2019	1,462,294	1,475,601
Structured Adjustable Rate Mortgage Loan:
"6A3", Series 2005-21, 5.4%, 11/25/2035	2,725,000	2,673,098
"5A1", Series 2005-18, 5.562%**, 9/25/2035	2,379,084	2,379,107
Structured Asset Securities Corp., "4A1", Series 2005-6, 5.0%, 5/25/2035	2,538,053	2,438,911
Wachovia Bank Commercial Mortgage Trust:
"APB", Series 2006-C23, 144A, 5.446%, 1/15/2045	5,900,000	5,954,301
"A4", Series 2006-C25, 5.776%**, 5/15/2043	4,800,000	4,979,308
Washington Mutual:
"A6", Series 2003-AR10, 4.062%**, 10/25/2033	5,235,000	5,129,233
"1A6", Series 2005-AR12, 4.838%**, 10/25/2035	5,590,000	5,587,108
"1A1", Series 2005-AR14, 5.072%**, 12/25/2035	2,494,351	2,470,681
"1A3", Series 2005-AR16, 5.115%**, 12/25/2035	3,005,000	2,989,116
Wells Fargo Mortgage Backed Securities Trust:
"2A11", Series 2005-AR12, 4.319%**, 7/25/2035	3,105,000	3,000,889
"4A1", Series 2005-AR16, 4.992%**, 10/25/2035	2,509,349	2,484,055
"4A2", Series 2005-AR16, 4.992%**, 10/25/2035	4,510,000	4,465,919
"A3", Series 2006-1, 5.0%, 3/25/2021	5,121,413	5,015,784
"2A3", Series 2006-AR8, 5.24%**, 4/25/2036	7,462,031	7,406,021
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $199,382,855)		198,890,115

Collateralized Mortgage Obligations 1.2%
Fannie Mae Whole Loan, "1A1", Series 2004-W15, 6.0%, 8/25/2044	2,001,294	2,012,685
Federal Home Loan Mortgage Corp.:
"LC", Series 2682, 4.5%, 7/15/2032	2,605,000	2,463,160
"PG", Series 2700, 4.5%, 5/15/2032	3,180,000	3,004,313
"TG", Series 2690, 4.5%, 4/15/2032	3,750,000	3,544,577
"NE", Series 2921, 5.0%, 9/15/2033	3,650,000	3,505,000
"PE", Series 2864, 5.0%, 6/15/2033	3,650,000	3,530,248
"YA", Series 2841, 5.5%, 7/15/2027	2,473,870	2,480,682
Federal National Mortgage Association:
"NE", Series 2004-52, 4.5%, 7/25/2033	3,190,000	2,997,713
"HM", Series 2002-36, 6.5%, 12/25/2029	19,542	19,488
Total Collateralized Mortgage Obligations (Cost $23,575,140)		23,557,866

Loan Participation 0.0%
Financials
Alliance Mortgage Cycle Loan, LIBOR plus 7.25%, 12.64%**, 6/4/2010 (Cost $237,500)	237,500	237,500

Government National Mortgage Association 0.0%
Government National Mortgage Association, 6.5%, 8/20/2034 (Cost $536,436)	509,829	522,635
	Units	Value ($)

Other Investments 0.1%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029	506,000	409,860
IdleAire Technologies Corp. (Bond Unit), 144A, Step-up Coupon, 0% to 6/15/2008, 13.0% to 12/15/2012	800,000	516,000
Total Other Investments (Cost $977,845)		925,860
	Principal Amount ($)(a)	Value ($)

US Treasury Obligations 5.1%
US Treasury Bill, 5.005%***, 1/18/2007 (c)	1,935,000	1,914,247
US Treasury Bonds:
4.5%, 2/15/2036	2,347,000	2,265,221
6.0%, 2/15/2026 (b)	12,440,000	14,276,841
US Treasury Notes:
4.0%, 11/15/2012 (b)	9,500,000	9,217,593
4.25%, 10/31/2007 (b)	6,500,000	6,457,854
4.5%, 11/15/2010 (b)	4,500,000	4,487,697
4.5%, 9/30/2011 (b)	3,445,000	3,433,022
4.625%, 9/30/2008	2,380,000	2,376,187
4.875%, 5/31/2008 (b)	14,000,000	14,023,520
4.875%, 5/15/2009	2,370,000	2,383,516
4.875%, 8/15/2009 (b)	3,000,000	3,019,452
4.875%, 7/31/2011 (b)	11,370,000	11,511,238
4.875%, 8/15/2016 (b)	14,855,000	15,163,702
5.0%, 7/31/2008 (b)	3,000,000	3,012,657
6.125%, 8/15/2007	3,175,000	3,202,039
Total US Treasury Obligations (Cost $95,215,871)		96,744,786
	Shares	Value ($)

Securities Lending Collateral 5.4%
Daily Assets Fund Institutional, 5.32% (d) (e) (Cost $101,412,350)	101,412,350	101,412,350

Cash Equivalents 5.4%
Cash Management QP Trust, 5.31% (f) (Cost $102,034,531)	102,034,531	102,034,531
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,710,693,489)+	105.4	1,992,621,014
Other Assets and Liabilities, Net	(5.4)	(102,214,912)
Net Assets	100.0	1,890,406,102

+ The cost for federal income tax purposes was $1,725,640,138. At October 31, 2006, net unrealized appreciation for all securities based on tax cost was $266,980,876. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $297,799,533 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $30,818,657.

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or the interest or has filed for bankruptcy. The following table represents bonds that are in default:

Securities	Coupon	Maturity Date	Principal Amount($)(a)	Acquisition Cost ($)	Value ($)
Congoleum Corp.	8.625%	8/1/2008	572,000	573,205	566,280
Grupo Iusacell SA de CV	10.0%	7/15/2004	50,000	41,500	47,000
Oxford Automotive, Inc.	12.0%	10/15/2010	827,753	73,389	12,416
Radnor Holdings Corp.	11.0%	3/15/2010	120,000	85,083	13,500
				$ 773,177	$ 639,196

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of October 31, 2006.

*** Annualized yield at time of purchase; not a coupon rate.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2006 amounted to $101,089,647 which is 5.3% of net assets.

(c) At October 31, 2006, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(d) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents a portion of collateral held in connection with securities lending.

(f) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g) Mortgage dollar roll included.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt.

LIBOR: Represents the London InterBank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in-kind.

REIT: Real Estate Investment Trust.

Included in the portfolio are investments in mortgage and asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp. and Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

At October 31, 2006, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	12/18/2006	33	3,388,448	3,375,083	(13,365)
10 Year Federal Republic of Germany Bond	12/7/2006	9	1,343,731	1,353,363	9,632
10 Year Japanese Government Bond	12/11/2006	15	17,168,502	17,247,659	79,157
Russell 2000 Index	12/14/2006	19	7,247,344	7,324,500	77,156
United Kingdom Treasury Bond	12/27/2006	81	16,957,823	16,997,804	39,982
Total net unrealized appreciation					192,562

At October 31, 2006, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Bond	12/15/2006	172	13,656,509	13,661,028	(4,519)
2 Year Federal Republic of Germany Bond	12/7/2006	132	17,509,167	17,504,195	4,972
10 Year US Treasury Note	12/19/2006	81	8,677,582	8,765,719	(88,137)
2 Year US Treasury Note	12/29/2006	43	8,773,213	8,789,469	(16,256)
Total net unrealized depreciation					(103,940)

At October 31, 2006, open credit default swap sold was as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Received by the Fund	Underlying Debt Obligation	Unrealized Appreciation ($)
10/2/2006 12/20/2011	2,500,000+	Fixed — 3.25%	DJ CDX High Yield	41,199
Counterparty: + JPMorgan Chase

At October 31, 2006, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation US ($)
EUR	65,079	USD	84,463	12/13/2006	1,209
USD	2,774,400	AUD	3,659,000	1/29/2007	52,400
USD	3,543,903	CAD	3,982,000	1/29/2007	11,727
USD	5,855,430	EUR	4,629,000	1/29/2007	79,353
USD	7,757,709	GBP	4,130,000	1/29/2007	125,500
USD	8,319,591	SGD	13,016,000	1/29/2007	79,541
Total unrealized appreciation					349,730
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation US ($)
EUR	1,082,439	USD	1,380,407	12/13/2006	(4,336)
EUR	270,000	USD	344,493	1/5/2007	(1,269)
EUR	45,000	USD	56,753	1/12/2007	(893)
CHF	12,221,000	USD	9,745,614	1/29/2007	(164,497)
JPY	1,536,732,000	USD	13,068,338	1/29/2007	(234,804)
NOK	19,784,000	USD	3,002,124	1/29/2007	(38,855)
SEK	14,410,000	USD	1,980,892	1/29/2007	(26,347)
Total unrealized depreciation					(471,001)
Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen NOK Norwegian Krone SEK Swedish Krona SGD Singapore Dollar USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2006
Assets
Investments: Investments in securities, at value (cost $1,507,246,608) — including $101,089,647 of securities loaned	$ 1,789,174,133
Investment in Daily Assets Fund Institutional (cost $101,412,350)*	101,412,350
Investment in Cash Management QP Trust (cost $102,034,531)	102,034,531
Total investments in securities, at value (cost $1,710,693,489)	1,992,621,014
Cash	2,683,555
Foreign currency, at value (cost $211,175)	213,014
Receivable for investments sold	43,441,065
Dividends receivable	898,854
Interest receivable	8,109,625
Receivable for Fund shares sold	407,373
Unrealized appreciation on forward foreign currency exchange contracts	349,730
Receivable for daily variation margin on open futures contracts	49,594
Unrealized appreciation on open credit default swap contract	41,199
Other assets	33,289
Total assets	2,048,848,312
Liabilities
Payable upon return of securities loaned	101,412,350
Payable for investments purchased	45,845,717
Payable for investments purchased — mortgage dollar rolls	4,739,997
Payable for Fund shares redeemed	3,044,501
Unrealized depreciation on forward foreign currency exchange contracts	471,001
Accrued management fee	750,194
Other accrued expenses and payables	2,178,450
Total liabilities	158,442,210
Net assets, at value	$ 1,890,406,102

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2006 (continued)
Net Assets
Net assets consist of: Undistributed net investment income	15,539,777
Net unrealized appreciation (depreciation) on: Investments	281,927,525
Futures	88,622
Credit default swap	41,199
Foreign currency related transactions	(82,473)
Accumulated net realized gain (loss)	(145,833,967)
Paid-in capital	1,738,725,419
Net assets, at value	$ 1,890,406,102
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($1,366,993,110 ÷ 140,871,038 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.70
Maximum offering price per share (100 ÷ 94.25 of $9.70)	$ 10.29

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($76,792,459 ÷ 7,875,459 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 9.75

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($33,157,011 ÷ 3,425,148 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 9.68
Class R Net Asset Value, offering and redemption price(a) per share ($1,683,315 ÷ 173,444 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.71
Class S Net Asset Value, offering and redemption price(a) per share ($411,355,825 ÷ 42,381,027 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.71
Institutional Class Net Asset Value, offering and redemption price(a) per share ($424,382 ÷ 43,664 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.72

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2006
Investment Income
Income: Dividends (net of foreign taxes withheld of $112,526)	$ 19,796,712
Interest	43,425,672
Interest — Cash Management QP Trust	3,785,502
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	202,992
Other income*	1,332,575
Total Income	68,543,453
Expenses: Management fee	9,131,853
Services to shareholders	5,030,206
Distribution service fees	4,668,167
Custodian fees	109,613
Auditing	66,122
Legal	65,280
Reports to shareholders	294,772
Registration fees	116,136
Trustees' fees and expenses	58,066
Other	245,930
Total expenses before expense reductions	19,786,145
Expense reductions	(1,851,633)
Total expenses after expense reductions	17,934,512
Net investment income (loss)	50,608,941
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	82,190,516
Futures	744,932
Credit default swaps	427,619
Foreign currency related transactions	1,838,282
Net increase from payments by affiliates and gain (loss) realized on trades executed incorrectly	—
85,201,349
Net unrealized appreciation (depreciation) during the period on: Investments	60,168,408
Futures	199,012
Credit default swaps	41,199
Foreign currency related transactions	(141,282)
60,267,337
Net gain (loss) on investment transactions	145,468,686
Net increase (decrease) in net assets resulting from operations	$ 196,077,627

* Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G).

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income (loss)	$ 50,608,941	$ 49,399,042
Net realized gain (loss) on investment transactions	85,201,349	205,626,267
Net unrealized appreciation (depreciation) during the period on investment transactions	60,267,337	(139,956,713)
Net increase (decrease) in net assets resulting from operations	196,077,627	115,068,596
Distributions to shareholders from: Net investment income: Class A	(32,216,498)	(35,535,901)
Class B	(1,662,183)	(2,211,569)
Class C	(525,389)	(642,917)
Class R	(26,565)	(18,888)
Class AARP	(5,561,392)	(5,591,229)
Class S	(5,181,344)	(5,171,692)
Institutional Class	(10,888)	(9,985)
Fund share transactions: Proceeds from shares sold	98,687,140	161,524,022
Net assets acquired in tax-free reorganization	—	653,736,758
Reinvestment of distributions	41,986,061	45,961,609
Cost of shares redeemed	(463,148,805)	(714,382,555)
Redemption fees	6,059	5,714
Net increase (decrease) in net assets from Fund share transactions	(322,469,545)	146,845,548
Increase (decrease) in net assets	(171,576,177)	212,731,963
Net assets at beginning of period	2,061,982,279	1,849,250,316
Net assets at end of period (including undistributed net investment income of $15,539,777 and $5,701,058, respectively)	$ 1,890,406,102	$ 2,061,982,279

Financial Highlights

Class A Years Ended October 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 8.99	$ 8.68	$ 8.44	$ 7.62	$ 8.80
Income (loss) from investment operations: Net investment income[a]	.23[d]	.21	.13	.13	.17
Net realized and unrealized gain (loss) on investment transactions	.69	.31	.26	.83	(1.15)
Total from investment operations	.92	.52	.39	.96	(.98)
Less distributions from: Net investment income	(.21)	(.21)	(.15)	(.14)	(.20)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 9.70	$ 8.99	$ 8.68	$ 8.44	$ 7.62
Total Return (%)[b]	10.40[c,d]	5.97[c]	4.59	12.69	(11.32)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,367	1,459	1,620	1,764	1,774
Ratio of expenses before expense reductions (%)	.97	.98	1.03	1.06	1.00
Ratio of expenses after expense reductions (%)	.92	.96	1.03	1.06	1.00
Ratio of net investment income (%)	2.56[d]	2.40	1.55	1.64	2.01
Portfolio turnover rate (%)	98[e]	158[e]	81[e]	108	130

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.07% lower.

[e] The portfolio turnover rates excluding mortgage dollar roll transactions were 96%, 156% and 74% for the years ended October 31, 2006, October 31, 2005 and October 31, 2004, respectively.

* Amount is less than $.005.

Class B Years Ended October 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 9.01	$ 8.69	$ 8.44	$ 7.62	$ 8.79
Income (loss) from investment operations: Net investment income[a]	.21[d]	.16	.06	.06	.09
Net realized and unrealized gain (loss) on investment transactions	.70	.30	.25	.82	(1.14)
Total from investment operations	.91	.46	.31	.88	(1.05)
Less distributions from: Net investment income	(.17)	(.14)	(.06)	(.06)	(.12)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 9.75	$ 9.01	$ 8.69	$ 8.44	$ 7.62
Total Return (%)[b]	10.18[c,d]	5.30[c]	3.71[c]	11.67	(12.09)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	77	114	178	248	298
Ratio of expenses before expense reductions (%)	1.99	1.94	1.94	1.97	1.89
Ratio of expenses after expense reductions (%)	1.16	1.54	1.93	1.97	1.89
Ratio of net investment income (%)	2.32[d]	1.82	.65	.73	1.11
Portfolio turnover rate (%)	98[e]	158[e]	81[e]	108	130

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.07% lower.

[e] The portfolio turnover rates excluding mortgage dollar roll transactions were 96%, 156% and 74% for the years ended October 31, 2006, October 31, 2005 and October 31, 2004, respectively.

* Amount is less than $.005.

Class C Years Ended October 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 8.97	$ 8.66	$ 8.42	$ 7.60	$ 8.78
Income (loss) from investment operations: Net investment income[a]	.16[d]	.14	.06	.06	.10
Net realized and unrealized gain (loss) on investment transactions	.69	.30	.25	.83	(1.15)
Total from investment operations	.85	.44	.31	.89	(1.05)
Less distributions from: Net investment income	(.14)	(.13)	(.07)	(.07)	(.13)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 9.68	$ 8.97	$ 8.66	$ 8.42	$ 7.60
Total Return (%)[b]	9.52[d]	5.09[c]	3.65	11.81	(12.13)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33	38	50	57	57
Ratio of expenses before expense reductions (%)	1.77	1.86	1.90	1.93	1.80
Ratio of expenses after expense reductions (%)	1.76	1.78	1.89	1.93	1.80
Ratio of net investment income (%)	1.72[d]	1.58	.69	.77	1.21
Portfolio turnover rate (%)	98[e]	158[e]	81[e]	108	130

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.07% lower.

[e] The portfolio turnover rates excluding mortgage dollar roll transactions were 96%, 156% and 74% for the years ended October 31, 2006, October 31, 2005 and October 31, 2004, respectively.

* Amount is less than $.005.

Class R+ Years Ended October 31,	2006	2005	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.99	$ 8.68	$ 8.44	$ 8.33
Income (loss) from investment operations: Net investment income[b]	.21[d]	.18	.11	.20
Net realized and unrealized gain (loss) on investment transactions	.69	.30	.25	(.09)
Total from investment operations	.90	.48	.36	.11
Less distributions from: Net investment income	(.18)	(.17)	(.12)	—
Redemption fees	.00***	.00***	—	—
Net asset value, end of period	$ 9.71	$ 8.99	$ 8.68	$ 8.44
Total Return (%)	10.11[d]	5.71[c]	4.12[c]	1.32**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	1.57		.01
Ratio of expenses before expense reductions (%)	1.22	1.71	1.62	1.33*
Ratio of expenses after expense reductions (%)	1.21	1.34	1.34	1.33*
Ratio of net investment income (%)	2.27[d]	2.02	1.24	1.37*
Portfolio turnover rate (%)	98[e]	158[e]	81[e]	108

+ On November 20, 2006, Class R shares were converted into Class A shares (see Note J, Subsequent Event, of the Notes to Financial Statements).

[a] For the period from October 1, 2003 (commencement of sales of Class R shares) to October 31, 2003.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.07% lower.

[e] The portfolio turnover rates excluding mortgage dollar roll transactions were 96%, 156% and 74% for the years ended October 31, 2006, October 31, 2005 and October 31, 2004, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended October 31,	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.99	$ 8.98
Income (loss) from investment operations: Net investment income[b]	.25[d]	.14
Net realized and unrealized gain (loss) on investment transactions	.70	.04
Total from investment operations	.95	.18
Less distributions from: Net investment income	(.23)	(.17)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 9.71	$ 8.99
Total Return (%)[c]	10.76[d]	1.97**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	411	153
Ratio of expenses before expense reductions (%)	.85	.79*
Ratio of expenses after expense reductions (%)	.74	.74*
Ratio of net investment income (%)	2.74[d]	2.43*
Portfolio turnover rate (%)[e]	98	158

[a] For the period from March 14, 2005 (commencement of sales of Class S shares) to October 31, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.07% lower.

[e] The portfolio turnover rates excluding mortgage dollar roll transactions were 96% and 156% for the years ended October 31, 2006 and October 31, 2005, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 9.01	$ 8.70	$ 8.45	$ 7.63	$ 8.82
Income (loss) from investment operations: Net investment income[a]	.26[c]	.24	.16	.16	.20
Net realized and unrealized gain (loss) on investment transactions	.69	.31	.26	.83	(1.16)
Total from investment operations	.95	.55	.42	.99	(.96)
Less distributions from: Net investment income	(.24)	(.24)	(.17)	(.17)	(.23)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 9.72	$ 9.01	$ 8.70	$ 8.45	$ 7.63
Total Return (%)	10.76[b,c]	6.32[b]	5.01[b]	13.09	(11.09)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.42	.39	.35	.41	6
Ratio of expenses before expense reductions (%)	.74	.69	.73	.67	.64
Ratio of expenses after expense reductions (%)	.60	.62	.69	.67	.64
Ratio of net investment income (%)	2.88[c]	2.74	1.89	2.03	2.37
Portfolio turnover rate (%)	98[d]	158[d]	81[d]	108	130

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.07% lower.

[d] The portfolio turnover rates excluding mortgage dollar roll transactions were 96%, 156% and 74% for the years ended October 31, 2006, October 31, 2005 and October 31, 2004, respectively.

* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Balanced Fund (formerly Scudder Total Return Fund) (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class R shares were offered to investors without an initial sales charge or contingent deferred sales charge. Class S shares are not subject to initial or contingent deferred sales charges and are no longer available to new investors except under certain circumstances. Shares of Class AARP were designed for members of AARP (Please see Note C, under the caption Other Related Parties). On November 20, 2006, the Fund's Class R shares were converted into Class A shares (Please see Note J).

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administration fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated price, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, FASB released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2006, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, to add leverage to the portfolio, or to hedge the risk of default on Fund securities. As a seller in the credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a third party, such as a US or foreign corporate issuer, on the debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the contract may expire worthless. It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. When the Fund sells a credit default swap contract it will "cover" its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the underlying debt obligations for all outstanding credit default swap contracts sold by the Fund.

Credit default swap contracts are marked to market daily based upon quotations from the counterparty and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Fund is recorded as an asset on the statement of assets and liabilities. An upfront payment received by the Fund is recorded as a liability on the statement of assets and liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes payments semi-annually based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the statement of operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movement during the term of the contract.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Loan Participations/Assignments. The Fund may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2006, the Fund had a net tax basis capital loss carryforward of approximately $130,858,000, of which $16,074,000 was inherited from its merger with Scudder Balanced Fund (see Note I), which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2010 ($16,074,000), October 31, 2011 ($100,537,000) and October 31, 2012 ($14,247,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

During the year ended October 31, 2006, the Fund utilized approximately $74,168,000 of its prior year capital loss carryforward.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in mortgage backed securities, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 15,347,125
Capital loss carryforwards	$ (130,858,000)
Net unrealized appreciation (depreciation) on investments	$ 266,980,876

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2006	2005
Distributions from ordinary income*	$ 45,184,259	$ 49,182,181

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expense of the Trust arising in connection with a specific Fund are allocated to that Fund. Other expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the year ended October 31, 2006, purchases and sales of investment securities (excluding short-term investments and US Treasury securities and mortgage dollar rolls) aggregated $1,407,492,301 and $1,748,441,823, respectively. Purchases and sales of US Treasury securities aggregated $412,732,064 and $384,669,438, respectively. Mortgage dollar rolls aggregated $32,947,430 and $37,059,997, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement.

The Fund pays a monthly investment management agreement fee, computed and accrued daily and payable monthly at the following rates:

First $1.5 billion of the Fund's average daily net assets	.470%
Next $500 million of such net assets	.445%
Next $1.5 billion of such net assets	.410%
Next $2.0 billion of such net assets	.400%
Next $2.0 billion of such net assets	.390%
Next $2.5 billion of such net assets	.380%
Next $2.5 billion of such net assets	.370%
Over $12.5 billion of such net assets	.360%

Accordingly, for the year ended October 31, 2006, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.46% of the Fund's average daily net assets.

For the period from November 1, 2005 through September 30, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee, and trustee counsel fees, and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.68%
Class B	.88%
Class C	.81%
Institutional Class	.60%
Class S	.73%

For Class R shares, for the period from November 1, 2005 through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and trustee and trustee counsel fees) to the extent necessary to maintain the operating expenses at 1.34%.

Effective October 1, 2006 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.93%
Class B	1.13%
Class C	1.80%
Institutional Class	.61%
Class S	.74%
Class R	1.35%

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class A, B, C, R and Institutional Class shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), also an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder services agent for Class S and AARP (through July 14, 2006) shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder serving fee they receive from the Fund. For the year ended October 31, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2006
Class A	$ 2,157,134	$ 635,510	$ 435,848
Class B	387,788	98,907	113,920
Class C	67,918	—	26,052
Class R	2,479	—	1,313
Class AARP	530,900	117,381	—
Class S	554,140	240,290	65,890
Institutional Class	670	540	—
	$ 3,701,029	$ 1,092,628	$ 643,023

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of Class B, C and R shares, respectively. For the period November 1, 2005 to November 30, 2005, DWS-SDI reduced the Distribution Fee to 0.375% of average daily net assets of Class B shares. Effective December 1, 2005, DWS-SDI has temporarily agreed to eliminate the Distribution Fee for Class B shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended October 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Waived	Unpaid at October 31, 2006	Annual Effective Rate
Class B	$ 698,303	$ 663,452	$ —	.04%
Class C	266,269	—	23,459.75%
Class R	4,147	—	346.25%
	$ 968,719	$ 663,452	$ 23,805

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2006	Annual Effective Rate
Class A	$ 3,383,097	$ 542,907.24%
Class B	226,820	30,074.24%
Class C	85,598	12,217.24%
Class R	3,933	1,325.24%
	$ 3,699,448	$ 586,523

Underwriting and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2006 aggregated $84,837.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2006, the CDSC for Class B and C shares aggregated $277,382 and $1,105, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions for Class A shares. For the the year ended October 31, 2006, DWS-SDI received $714 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $36,840, of which $10,440 is unpaid at October 31, 2006.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo were phased out in 2006.

D. Expense Reductions

For the year ended October 31, 2006, the Advisor agreed to reimburse the Fund $30,896, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2006, the Fund's custodian fees were reduced by $2,475 and $62,182, respectively, for the custody and transfer agent credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2006		Year Ended October 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	7,403,914	$ 68,971,373	10,691,738	$ 95,788,215
Class B	487,663	4,569,121	899,317	8,055,880
Class C	426,944	3,963,326	544,054	4,864,677
Class R+	330,317	3,055,069	102,870	922,700
Class AARP***	693,700	6,444,789	573,201*	5,125,424*
Class S	1,247,306	11,658,658	5,299,532*	46,744,473*
Institutional Class	2,622	24,804	2,487	22,653
		$ 98,687,140		$ 161,524,022
Shares issued in tax-free reorganization**
Class AARP***	—	$ —	35,266,918*	$ 316,696,924*
Class S	—	—	37,532,276*	337,039,834*
		$ —		$ 653,736,758
Shares issued to shareholders in reinvestment of distributions
Class A	3,245,884	$ 30,019,556	3,708,942	$ 33,150,999
Class B	172,216	1,599,340	237,274	2,126,218
Class C	49,942	460,873	63,505	566,340
Class R+	2,870	26,565	2,107	18,863
Class AARP***	540,906	4,978,207	560,814*	5,012,375*
Class S	526,372	4,890,632	569,270*	5,076,830*
Institutional Class	1,176	10,888	1,115	9,984
		$ 41,986,061		$ 45,961,609
Shares redeemed
Class A	(32,034,739)	$ (298,644,113)	(38,700,506)	$ (347,003,201)
Class B	(5,449,831)	(50,878,229)	(9,005,127)	(80,818,821)
Class C	(1,312,329)	(12,211,427)	(2,131,939)	(19,051,249)
Class R+	(291,903)	(2,708,993)	(38,535)	(343,446)
Class AARP***	(4,377,881)	(40,743,477)	(3,483,654)*	(31,265,909)*
Class S	(6,192,808)	(57,928,153)	(26,348,635)*	(235,896,141)*
Institutional Class	(3,626)	(34,413)	(417)	(3,788)
		$ (463,148,805)		$ (714,382,555)
Shares converted
Class AARP***	(29,774,004)	(269,500,186)	—	—
Class S	29,747,714	269,500,186	—	—
Redemption fees		$ 6,059		$ 5,714
Net increase (decrease)
Class A	(21,384,941)	$ (199,649,177)	(24,299,826)	$ (218,061,848)
Class B	(4,789,952)	(44,709,454)	(7,868,536)	(70,633,610)
Class C	(835,443)	(7,786,673)	(1,524,380)	(13,620,118)
Class R+	41,284	372,641	66,442	598,117
Class AARP***	(32,917,279)	(298,820,355)	32,917,279*	295,568,995*
Class S	25,328,584	228,122,194	17,052,443*	152,965,163*
Institutional Class	172	1,279	3,185	28,849
		$ (322,469,545)		$ 146,845,548

+ On November 20, 2006, Class R shares were converted into Class A shares (see Note J, Subsequent Event).

* For the period March 14, 2005 (commencement of operations of Class AARP and S shares) to October 31, 2005.

** On March 11, 2005, the Scudder Balanced Fund was acquired by the Fund through a tax-free reorganization (see Note I).

*** On June 28, 2006, the Board of the Fund approved the conversion of the Class AARP shares of the Fund into the Class S shares of the Fund. This conversion was completed on July 14, 2006 and these shares are no longer offered.

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DeAM, Inc.") and Deutsche Investment Management Americas Inc. ("DeIM"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DeAM, Inc. and DeIM breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DeAM, Inc. and DeIM breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DeAM, Inc. and DeIM neither admit nor deny any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM also continues to discuss a settlement with the Illinois Secretary of State regarding market timing matters. As previously disclosed, DeAM expects a settlement with the Illinois Secretary of State to provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Accordingly, in October 2006, the Fund received $1,332,575 from the Advisor for its settlement portion, which is equivalent to $0.007 per share.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

H. Payments made by Affiliates

During the year ended October 31, 2006, the Advisor fully reimbursed the Fund $62,398, for losses incurred on trades executed incorrectly. The amount of the losses were less than 0.01% of the Fund's average net assets, thus having no impact on the Fund's total return.

I. Acquisition of Assets

On March 11, 2005, the Fund acquired all of the net assets of Scudder Balanced Fund pursuant to a plan of reorganization approved by shareholders on February 24, 2005. The acquisition was accomplished by a tax-free exchange of 18,290,550 Class AARP shares and 19,470,042 Class S shares of Scudder Balanced Fund for 35,266,918 Class AARP shares and 37,532,276 Class S shares of Scudder Total Return Fund, respectively, outstanding on March 11, 2005. Scudder Balanced Fund's net assets at that date, $653,736,758, including $67,260,052 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,784,348,295. The combined net assets of the Fund immediately following the acquisition were $2,438,085,053.

J. Subsequent Event

On June 28, 2006, the Fund's Board approved the conversion of Class R shares into the Fund's Class A shares. This conversion was completed on November 20, 2006, and Class R shares are no longer offered by the Fund.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of DWS Balanced Fund:

We have audited the accompanying statement of assets and liabilities of DWS Balanced Fund (formerly Scudder Total Return Fund) (the "Fund"), including the investment portfolio, as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Balanced Fund at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 21, 2006

Tax Information (Unaudited)

For federal income tax purposes, the Fund designates approximately $21,776,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") in September 2006. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Equity Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board. Throughout their consideration of the Agreement, the Independent Trustees were advised by their independent legal counsel and by an independent fee consultant.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business, which resulted in turnover of senior management and other personnel of the Advisor, the Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, the impact of recent changes in investment personnel with respect to domestic fixed-income securities, and the organizational depth and stability of the Advisor. The Board reviewed the Fund's performance over short-term and long-term periods, and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by Lipper Inc. ("Lipper"). The Board considered whether investment results were consistent with the Fund's investment objective and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Equity Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory. The Board noted the relative underperformance of the Fund, and took into account the factors contributing to such performance, including the Fund's lower exposure to international equities relative to its peers, and steps being taken by the Advisor to improve performance, including the use of a global asset allocation strategy.

Fees and Expenses. The Board considered the Fund's management fee rate, operating expenses and total expense ratios, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper. The information provided to the Board showed that the Fund's management fee rate was at the 33rd percentile of the peer group, and that the Fund's total expense ratios (excluding any 12b-1 plans) were at the following percentiles of the peer universe: the 9th percentile for Class A shares, the 37th percentile for Class B shares, the 18th percentile for Class C shares, the 20th percentile for Institutional Class shares, the 47th percentile for Class R shares, and the 20th percentile for Class S shares. The Board noted that Class R shares will be consolidated into Class A shares, which is expected to occur by the end of the year. The Board noted that the 0.75% 12b-1 distribution fee for Class B shares is currently being waived. The Board also considered the Fund's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures among the DWS Funds. The Board took into account the Advisor's commitment to cap total expenses through March 13, 2008.

On the basis of the information provided, the Board concluded that management fees, coupled with the expense caps, were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DeIM's methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DeIM in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee rate under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee included seven breakpoints, designed to share economies of scale with Fund shareholders. The Board concluded that the management fee schedule, together with the expense caps, reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including any fees received by the Advisor for administrative services provided to the Fund and any fees received by an affiliate of the Advisor for distribution services. The Board also considered benefits to DeIM related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities. The Board considered that the Advisor has recently proposed and the Board is evaluating a change in the Advisor's policies to permit the allocation of brokerage to acquire research services from third-party service providers. The Advisor had voluntarily discontinued this practice in 2004. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding pending regulatory actions against the Advisor and its affiliates related to allegations of market timing, revenue sharing, directed brokerage and other matters. The Board considered that the Advisor informed the Board that it expects to pay approximately $134 million in connection with final settlement agreements with various federal and state regulators regarding allegations of market timing in the DWS Funds. The Board also considered that the Advisor agreed to pay approximately $19 million in connection with a final settlement agreement with the Securities and Exchange Commission regarding allegations of directed brokerage. The Board considered the Advisor's representation that such regulatory actions will not materially impact its ability to perform under the Agreement or materially impact the Fund and that no current DeAM employee approved the trading arrangements. The Board also noted the private lawsuits brought against the DWS Funds in connection with the above allegations and considered the Advisor's commitment to indemnify the DWS Funds against any liability arising from these lawsuits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of October 31, 2006. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholders' meeting called for the purpose of electing such Board Members and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Board Members
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson, 2004-present Board Member, 1995-present

Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.

		66
John W. Ballantine (1946) Board Member, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	66
Donald L. Dunaway (1937) Board Member, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	66
James R. Edgar (1946) Board Member, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	66
Paul K. Freeman (1950) Board Member, 2002-present	President, Cook Street Holdings (consulting); Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	66
Robert B. Hoffman (1936) Board Member, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	66
William McClayton (1944) Board Member, 2004-present	Managing Director of Finance and Administration, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (accounting) (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	66
Robert H. Wadsworth (1940) Board Member, 2004-present

President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Formerly, Trustee of New York Board DWS Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)

*Inception date of the corporation which was the predecessor to the L.L.C.

		69
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Michael G. Clark[4] (1965) President, 2006-present

Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

n/a
John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management	n/a
Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a
Elisa D. Metzger4, (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)	n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management	n/a
Scott M. McHugh[5] (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a
John Robbins[4] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a
Robert Kloby[4] (1962) Chief Compliance Officer, 2006-present

Managing Director[3], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

n/a

1 Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

3 Executive title, not a board directorship.

4 Address: 345 Park Avenue, New York, New York 10154.

5 Address: Two International Place, Boston, Massachusetts 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KTRAX	KTRBX	KTRCX	KTRIX
CUSIP Number	23336W 106	23336W 205	23336W 304	23336W 601
Fund Number	002	202	302	1402
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	KTRSX
Fund Number	2033

ITEM 2.	CODE OF ETHICS.

As of the end of the period, October 31, 2006, DWS Balanced Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. William McClayton. This audit committee member is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS BALANCED FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP (“E&Y”), the Fund’s auditor, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Auditor Billed to the Fund

Fiscal Year Ended October 31	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$55,170	$0	$7,523	$0
2005	$54,517	$0	$7,434	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Auditor Billed to the Adviser and

Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$80,000	$316,254	$0
2005	$406,000	$70,570	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended October 31	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$7,523	$316,254	$891,699	$1,215,476
2005	$7,434	$70,570	$33,307	$111,311

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DeIM and other related entities that provide support for the operations of the fund.

In connection with the audit of the 2005 and 2006 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Balanced Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Balanced Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 29, 2006